UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☑	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12
LOUD TECHNOLOGIES, INC
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
          , 2008

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of LOUD TECHNOLOGIES INC., a Washington corporation (the “Company”), will be held on          , 2008 at 10:00 a.m., local time, at the offices of the Company, 16220 Wood-Red Road NE, Woodinville, Washington, for the following purposes:

1. To elect three Class 1 Board of Directors;

2. To approve the Second Articles of Amendment to the Restated Articles of Incorporation, attached to the accompanying Proxy Statement as Annex A;

3. To approve the Third Articles of Amendment to the Restated Articles of Incorporation, attached to the accompanying Proxy Statement as Annex B;

4. To approve the Convertible Senior Subordinated Secured Promissory Note issued to Sun Mackie, LLC on March 18, 2008, attached to the accompanying Proxy Statement as Annex C, the Security Agreement, attached to the accompanying Proxy Statement as Annex D, and the transactions contemplated therein, including but not limited to the issuance of shares of the Company’s common stock upon conversion of the Note; and

5. To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only shareholders of record at the close of business on April 24, 2008 are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

All shareholders are cordially invited to attend the Annual Meeting. However, to assure your representation at the meeting, you are urged to promptly vote and submit your proxy by marking, signing, dating and returning the enclosed proxy in the enclosed postage-prepaid envelope. Any shareholder attending the meeting may vote in person even if he or she returned a proxy.

By Order of the Board of Directors

James T. Engen
Chairman, President and Chief Executive Officer

Woodinville, Washington
          , 2008

IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE YOUR SHARES AS PROMPTLY AS POSSIBLE BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. THIS WILL ENSURE THAT A QUORUM IS REACHED. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF REISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING, AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

LOUD TECHNOLOGIES INC.
16220 Wood-Red Road, N.E.
Woodinville, Washington 98072
(425) 487-4333

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of the Board of Directors of LOUD Technologies Inc. (the “Company”) for use at the Annual Meeting of Shareholders to be held on          , 2008, at 10:00 a.m., local time, or at any postponement or adjournment thereof (“Meeting”), for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Meeting will be held at the offices of the Company, 16220 Wood-Red Road NE, Woodinville, Washington.

These proxy solicitation materials will be mailed on or about          , 2008, to all shareholders entitled to vote at the Meeting.

Record Date

Shareholders of record of the Company’s common stock at the close of business on April 24, 2008 are entitled to notice of, and to vote at, the Meeting. On March 31, 2008, 4,858,941 shares of the Company’s common stock were issued and outstanding.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation, a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

Voting

Holders of shares of common stock are entitled to one vote per share on all matters. A majority of the shares issued and outstanding as of April 24, 2008, must be present in person or represented by proxy at the Meeting for the transaction of business. Abstentions and broker non-votes (i.e., shares held by brokers that are present but not voted because the brokers were prohibited from exercising authority) are counted for purposes of determining whether a quorum exists at the Meeting.

Nominees for election of directors are elected by plurality vote of all votes cast at the Meeting. Amendments to the Company’s Restated Articles of Incorporation require the approval of 2/3 of its outstanding stock entitled to vote. Shareholders are not entitled to cumulative voting of shares. Approval of the Note, the Security Agreement and the transactions contemplated therein, including but not limited to the issuance of the Company’s common stock upon conversion of the Note, is by a majority of the shares cast on the proposal. Abstentions and broker non-votes will have no effect with respect to the election of directors or the proposal to approve the Note, the Security Agreement and the transactions contemplated therein, including but not limited to issuance of shares of the Company’s common stock upon conversion of the Note. Abstentions and broker non-votes will be counted as votes against the proposals to amend the Company’s Restated Articles of Incorporation.

Vote of Controlling Stockholder

The Company’s controlling stockholder, Sun Mackie, LLC (“Sun Mackie”), has the power to vote approximately 76.2% of the shares entitled to vote at the annual meeting. Sun Mackie has advised us that it intends to vote in favor of all the proposals to be submitted to the stockholders at the annual meeting. Due to the fact that Sun

Mackie intends to vote in favor of all proposals to be submitted to the stockholders at the Meeting, all of the proposals will be approved. We are not seeking a separate stockholder vote by non-interested stockholders on the proposals to be submitted to the stockholders at the Meeting.

Solicitation

The Company bears the cost of soliciting proxies. In addition to use of the mail, proxies may be solicited personally or by telephone by directors, officers and employees of the Company who will not be specially compensated for such activities. Such solicitations may be made personally, or by mail, facsimile, telephone, telegraph or messenger. The Company will also request persons, firms and companies holding shares in their names or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners. The Company will reimburse such persons for their reasonable expenses incurred in that connection.

Deadline for Receipt of Shareholder Proposals for 2009 Annual Meeting

Proposals of shareholders that are intended to be presented by such shareholders at the Company’s 2009 Annual Meeting must be received by the Company no later than December 20, 2008 in order that such proposals may be included in the proxy statement and form of proxy relating to that meeting.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Company’s bylaws provide that the Company shall have no more than ten directors, with the exact number set by the Board of Directors. The size of the Board of Directors is currently set at ten directors.

The Board of Directors acts as a nominating committee for selecting nominees for election as directors. The directors of the Company are divided into three classes. One class of directors is elected each year, and the members of such class hold office for a three-year term and until their successors are duly elected and qualified or until their death, resignation or removal from office. Class 1 consists of James T. Engen, Jon W. Gacek and R. Lynn Skillen, whose terms will expire at the Meeting. Class 2 consists of Mark E Kuchenrither, Kevin J. Calhoun, Jason H. Neimark and Thomas V. Taylor, whose terms will expire at the 2009 Annual Meeting of Shareholders. Class 3 consists of C. Daryl Hollis, George R. Rea and Clarence E. Terry, whose term will expire at the 2010 Annual Meeting of Shareholders.

At the Meeting, three Class 1 directors will be elected to serve three-year terms until the 2011 Annual Meeting. The nominees for Class 1 directors are James T. Engen, Jon W. Gacek and R. Lynn Skillen.

James T. Engen, Jon W. Gacek and R. Lynn Skillen are collectively referred to as “the Nominees.” The Board of Directors recommends a vote FOR the Nominees. The persons named on the enclosed proxy (the proxy holders) will vote for election of the Nominees unless you have withheld authority for them to do so on your proxy card. If the Nominees are unable or decline for good cause to serve as a director at the time of the Meeting, the proxies will be voted for any nominee named by the current Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware that a Nominee is unable and/or will decline to serve as a director. There is no cumulative voting for election of directors.

DIRECTORS, NOMINEES, EXECUTIVE OFFICERS
AND KEY EMPLOYEES

The Company’s directors, including the Nominees, executive officers and key employees, are as follows:

Name	Age	Position

Nominees:
James T. Engen	45	Chairman, President, Chief Executive Officer and Director (Class 1)
Jon. W. Gacek(1)	46	Director (Class 1)
R. Lynn Skillen	52	Director (Class 1)
Continuing Directors:
Thomas V. Taylor(2)	42	Director (Class 2)
Jason H. Neimark	37	Director (Class 2) and Vice President
Kevin J. Calhoun	47	Director (Class 2)
Mark E. Kuchenrither(2)	46	Director (Class 2), Vice President and Assistant Secretary
Clarence E. Terry	61	Director (Class 3) and Vice President
C. Daryl Hollis(1)	64	Director (Class 3)
George R. Rea(1)	70	Director (Class 3)
Other Executive Officers and Key Employees:
Gerald Y. Ng	46	Chief Financial Officer, Senior Vice President, Treasurer and Secretary
Gary M. Reilly	55	Senior Vice President Engineering

(1)	Member of the Audit Committee.

(2)	Member of the Compensation & Options Committee.

Nominees —

James T. Engen was appointed President, Chief Executive Officer, and a director in November 2000 and Chairman in May 2005. Prior to such appointment, Mr. Engen served as the Company’s Chief Operating Officer. From 1998 to 1999, Mr. Engen oversaw the European operations of the Company. From 1997 to 1998, Mr. Engen was a Senior Vice President of Price Waterhouse, a public accounting firm (now PricewaterhouseCoopers LLP), specializing in the restructuring and refinancing of companies. Prior to joining Price Waterhouse, Mr. Engen’s background included being the executive producer of a mini-series, which was sold to ESPN, and the producer/publisher of other sports-related productions. Mr. Engen has several years of experience as a chartered accountant for Price Waterhouse, and five years as a freelance sound consultant specializing in the design and equalization of large sound systems in stadiums, arenas, and convention centers. Mr. Engen holds the professional designation of Chartered Accountant, granted by the Institute of Chartered Accountants of British Columbia.

Jon W. Gacek was appointed director in September 2002. Mr. Gacek joined Quantum as Executive Vice President and Chief Financial Officer in August 2006, upon Quantum’s acquisition of Advanced Digital Information Corp. (ADIC). Previously, he served as the Chief Financial Officer at ADIC from 1999 to 2006. ADIC is a designer and manufacturer of automated high performance data storage hardware and software products used to backup and archive electronic data in client/server network computing environments. Prior to joining ADIC in 1999, he was a partner at PricewaterhouseCoopers LLP in charge of the office technology practice in Seattle, Washington. While at PricewaterhouseCoopers, Mr. Gacek assisted private equity investment firms in a number of merger, acquisition, leveraged buyout and other transactions. Mr. Gacek is also a director at HouseValues.com, which is traded on Nasdaq under the symbol SOLD. Mr. Gacek holds a B.A. in Accounting from Western Washington University.

R. Lynn Skillen was appointed director in February 2003. Mr. Skillen has served as Senior Vice President of Sun Capital Partners, Inc. since June 2006, and has more than 30 years of experience in finance and operations. Prior to joining Sun Capital as Vice President in November 2002, Mr. Skillen served as Chief Financial Officer of two Sun Capital portfolio companies (Catalina Lighting, Inc. and Celebrity, Inc.). He also served as Vice President-Finance of Dollar Car Rental from September 1997 to March 1998 and as Chief Financial Officer of Snappy Car Rental, Inc. from October 1994 to September 1997. Prior to 1994, Mr. Skillen spent 16 years at Safelite Auto Glass, serving in several finance and operations management positions. Mr. Skillen is also a director of Indalex Holdings Finance, Inc. and a number of private companies

Continuing Directors —

Clarence E. (“Bud”) Terry, was appointed as a director and Vice President in February 2003. Mr. Terry has served as Managing Director of Sun Capital Partners, Inc. since September 1999, and has more than 30 years of operating experience. Prior to joining Sun Capital, Mr. Terry served as Vice President at Rain Bird Sprinkler Manufacturing, Inc., the largest manufacturer of irrigation products in the world. Mr. Terry has been responsible for all areas of operations, including manufacturing, foreign sourcing, sales and marketing, and general management. Mr. Terry is also a director of SAN Holdings, Inc., Indalex Holdings Finance, Inc., Real Mex Restaurants, Inc. and a number of private companies.

Jason H. Neimark, was appointed Vice President in February 2003 and a director in May 2005. Mr. Neimark is a Managing Director of Sun Capital Partners, Inc. Since joining Sun Capital Partners in 2001, Mr. Neimark has led more than 30 buyout and re-financing transactions on behalf of affiliates of Sun Capital Partners, Inc. After receiving his CPA designation in 1992, Mr. Neimark worked as a tax consultant and auditor for KPMG Peat Marwick until 1995 when he joined Midwest Mezzanine Funds, a provider of junior capital to middle market businesses, where he served until 2001 as a Principal and President of K&D Distributors, a national direct marketer and specialty distributor of optical products, and an affiliated company of Midwest Mezzanine. Mr. Neimark led K&D’s financial and operational turnaround in 2000. Mr. Neimark graduated from Indiana University with a Bachelor of Science degree in Accounting.

Kevin J. Calhoun, was appointed as a director in May 2006. Mr. Calhoun has been employed by Sun Capital Partners, Inc. since 2000, and currently serves as its Senior Vice President & Chief Financial Officer. Mr. Calhoun previously served as Chief Financial Officer of Sun Capital Partners, Inc.’s first affiliated portfolio company. Mr. Calhoun has over 24 years of operating, accounting and tax, management information systems, and risk management experience. Prior to joining Sun Capital Partners, Inc., he served as Chief Financial Officer of a publicly-held technology company and Controller for a privately-owned distribution business. Mr. Calhoun was also with Ernst & Young for ten years, most recently as a Senior Manager in its audit department. Currently, Mr. Calhoun is also a director of SAN Holdings, Inc. Mr. Calhoun received his Bachelor of Science degree in Accounting from the University of Florida.

Thomas V. Taylor was appointed as a director by the Board of Directors in April 2007. Mr. Taylor has had extensive operating and merchandising experience having spent twenty-three years with The Home Depot Companies, most recently serving as Executive Vice President, Merchandising and CMO. Mr. Taylor began his career with The Home Depot at age 16, working as a part-time Associate in the outside garden department of a store in Miami, Florida. He quickly rose through the organization assuming increasing levels of managerial and executive responsibility. From Department Head, he became Assistant Store Manager, Store Manager, and at age 26, District Manager. In 1996, he was named President of the Eastern Division, and in December 2001, he was elevated to President of the Eastern Division when the Southeast and Northern Divisions were combined to create the new Eastern Division, Home Depot’s largest division with over 650 stores. From December 2004 to August 2005, Mr. Taylor assumed the newly-created role of Executive Vice President, a position responsible for all U.S. and Mexican stores. In August 2005, he was appointed Executive Vice President of Merchandising and Marketing with direct reports in merchandising, marketing, advertising, logistics, and international global sourcing.

Mark E. Kuchenrither, was appointed director and Vice President and Assistant Secretary of the Company on July 13, 2007. Mr. Kuchenrither is a Vice President of Sun Capital Partners. Prior to joining the Company, Mr. Kuchenrither served as a Chief Financial Officer of Arch Aluminum & Glass Co. from 2003 to 2007. From 2000 to 2003 Mr. Kuchenrither served as Chief Financial Officer and Treasurer for Peavey Electronics Corporation. Prior to joining Peavey Electronics Corporation, Mr. Kuchenrither spent nine years in various financial and operating roles for other corporations.

C. Daryl Hollis was appointed as a director in April 2003. Mr. Hollis is a CPA and has been an independent business consultant since 1998. From 1996 to 1998, Mr. Hollis served as Executive Vice President and Chief Financial Officer of The Panda Project, Inc., a technology company. Mr. Hollis is also a director of Medical Staffing Network Holdings, Inc.

George R. Rea, was appointed as a director in April 2003. Mr. Rea has been an independent business consultant since 1994.

Other Executive Officers and Key Employees

Gerald Y. Ng was appointed Chief Financial Officer of the Company effective July 23, 2007. Mr. Ng served as Vice President of Finance and Business Development for Medtronic Physio-Control since 2001 with responsibility for Finance and Information Technology operations and Business Development and Planning activities. Prior to joining Medtronic, he was a Senior Manager with Ernst & Young’s Management Consulting practice for seven years focusing on operational improvement and system implementation initiatives for clients in the Life Science and High Technology industries.

Gary M. Reilly was appointed Senior Vice President of Engineering in July 2005. Mr. Reilly brings to the Company over 25 years experience in engineering and product development, most recently as Sr. Director of Product Development at Qualcomm, a leader in developing innovative digital wireless communications products and services, where he was responsible for driving alignment of product strategies, roadmaps and development plans. Mr. Reilly held various product development and engineering positions at Cubic, Spectrum Control, Advanced Technology Laboratories, Data I/O and Boeing Aerospace.

ADDITIONAL INFORMATION CONCERNING THE BOARD OF DIRECTORS

Board Meetings

The Board of Directors of the Company held a total of two meetings during 2007. Messrs. Skillen, Gacek, and Calhoun attended fewer than 75% of the aggregate of (1) the total number of meetings of the Board of Directors; and (2) the total number of meetings of all committees of the Board of Directors on which such director served (during the period he served). All other directors attended more than 75% of the total number of meetings of the Board of Directors.

Committees

The Company is a “controlled company” as defined in Rule 4350(c)(5) of the NASDAQ Marketplace Rules because more than 50% of its voting power is held by Sun Mackie and its affiliates. Please see “Beneficial Ownership of Principal Shareholders, Directors and Management” below. As a “controlled company,” the Company is exempt from the requirements of Rule 4350(c) with respect to the Company having a majority of independent directors on the Board of Directors, the compensation and nominating committees being composed solely of independent directors, the compensation of the executive officers being determined by a majority of the independent directors or a compensation committee composed solely of independent directors, and director nominees being selected or recommended for the Board’s selection, either by a majority of the independent directors, or a nominating committee composed solely of independent directors.

The Company’s Board of Directors currently has two standing committees: an Audit Committee and a Compensation and Options Committee.

The Audit Committee (1) reviews any non-audit services our independent accountants perform and considering the effect, if any, this may have on their independence, (2) recommends engagement of the Company’s independent registered public accounting firm, (3) reviews the scope of the audit, (4) considers comments made by the independent registered public accounting firm with respect to accounting procedures and internal controls and the consideration given thereto by management, and (5) reviews internal accounting procedures and controls with the Company’s financial and accounting staff. The Audit Committee, which currently consists of Messrs. Gacek, Hollis (Chair) and Rea, held five meetings in 2007.

The Compensation and Options Committee (1) establishes and administers the Company’s compensation plan, (2) reviews executive compensation annually and establishes executive compensation levels, (3) administers the Company’s 2003 Stock Option Plan (“2003 Option Plan”) and the Company’s Third Amended and Restated 1995 Stock Option Plan (“1995 Option Plan”) and (4) administers the Company’s management incentive plan. The Compensation & Options Committee, which currently consists of Messrs. Taylor (Chair) and Kuchenrither, held two meetings in 2007.

The Company does not have a standing nominating committee at this time. As a controlled company, the NASD Rules applicable to Nasdaq listed companies do not require us to have a standing nominating committee and the Board believes that it is not necessary or appropriate to have such a committee. Nominations of directors are made by our full Board, with the advice of our majority shareholder, Sun Mackie. While the Board will consider nominees recommended by shareholders, it has not actively solicited recommendations from shareholders. Nominations by shareholders should be submitted to the Secretary of the Company and must comply with certain procedural and informational requirements set forth in the Company’s Bylaws. Please see “Deadline for Receipt of Shareholder Proposals for 2009 Annual Meeting”.

PROPOSAL NO. 2

SECOND ARTICLES OF AMENDMENT TO THE RESTATED ARTICLES OF INCORPORATION

The Company’s Restated Articles of Incorporation provide that the Company shall obtain approval of 2/3 of its outstanding stock entitled to vote in order to amend its Restated Articles of Incorporation. A broker who holds shares in street name will not be entitled to vote on this proposal without written instructions from the beneficial owner. Abstentions and broker non-votes will be counted as votes against the proposal to approve the Second Amendment to the Company’s Restated Articles of Incorporation, attached hereto as Annex A (the “Second Amendment”).

Section 23B.10.020 of the Washington Business Corporation Act permits a corporation to amend its articles of incorporation to adopt certain amendments to the corporation’s articles of incorporation without shareholder action unless the articles of incorporation of the corporation provide otherwise. These actions include:

(1) if the corporation has only one class of shares outstanding, to provide, change, or eliminate any provision with respect to the par value of any class;

(2) to delete the names and addresses of the initial directors;

(3) to delete the names and addresses of the initial registered agent or registered office, if a statement of change is on file with the Secretary of State;

(4) if the corporation has only one class of stock outstanding, solely to:

(a) effect a forward split of, or change the number of authorized shares of that class in proportion to a forward split of, or stock dividend in, the corporation’s outstanding shares;

(b) effect a reverse split of the corporation’s outstanding shares and the number of authorized shares of that class in the same proportions;

(5) to change the corporate name; or

(6) to make any other changes expressly permitted by the Washington Business Corporation Act to be made without shareholder action, including specifying the preferences, limitations, voting powers and rights for any class or series of stock if already permitted by the Articles; reducing the number of authorized shares after the corporation reacquires such shares; and relating to a plan of reorganization ordered by a court.

The Company’s Restated Articles of Incorporation presently provide that the Articles of Incorporation may only be amended or repealed upon the affirmative vote of the holders of at least 2/3 of the outstanding shares entitled to vote thereon (and, under certain circumstances, by the affirmative vote of the holders of a majority of the outstanding shares entitled to vote thereon). The Company proposes to amend the Company’s Articles of Incorporation to make clear that the Articles of Incorporation may be amended by the Company’s board of directors without shareholder action to the extent and in the manner provided by Section 23B.010.020 of the Washington Business Corporation Act.

It has come to the Company’s attention that certain actions were taken by the Board without shareholder action. The Company proposes to amend its Articles of Incorporation to correct this oversight at this time.

On November 17, 2005, the Company effected a 1-for-5 reverse stock split of its issued and outstanding common stock (the “Reverse Split”). The Reverse Split was approved by the Company’s Board of Directors on October 12, 2005. As described above, Washington law permits a corporation to amend its articles of incorporation to effect a reverse stock split of the corporation’s issued and outstanding shares in the same proportion without shareholder approval unless the corporation’s articles of incorporation provide otherwise. In 2005, an amendment to the Company’s Articles of Incorporation was not adopted at the time of the Reverse Split. In order to correct this oversight, the Company wishes to amend its Articles of Incorporation to effectuate the adjustment to its issued and authorized common stock. Because the Company’s Articles of Incorporation require shareholder approval to amend the Articles of Incorporation, the Company is submitting this Second Amendment to the Company’s shareholders for approval. The Second Amendment will proportionately reduce the Company’s issued and authorized shares of common stock.

The number of shares held by you will not change as a result of the Second Amendment due to the fact that the Reverse Split is already reflected on the books and records of the Company. No fractional shares will result from the Second Amendment, as all shareholders holding a fractional share in 2005 were paid cash for such shares and given appraisal rights at that time. Appraisal rights are not being triggered because such rights were offered when the Reverse Split were previously effected.

In addition, on September 12, 2003, the Company’s Articles of Incorporation were amended to change the name of the Company to LOUD Technologies Inc. Shareholder approval was not sought for this amendment. The Company proposes to reflect the name change in the Second Amendment.

The Board of Directors recommends a vote FOR approval of the Second Amendment. The persons named on the enclosed proxy (the proxy holders) will vote in favor of the Second Amendment unless you have withheld authority for them to do so on your proxy card. The Second Amendment was approved by the Company’s Board of Directors on April   , 2008. Sun Mackie has indicated to the Company that it will be voting shares over which it has voting power in favor of the Second Amendment.

PROPOSAL NO. 3

THIRD ARTICLES OF AMENDMENT TO THE RESTATED ARTICLES OF INCORPORATION

The Company’s Restated Articles of Incorporation provide that the Company shall obtain approval of 2/3 of its outstanding stock entitled to vote in order to amend its Restated Articles of Incorporation. A broker who holds shares in street name will not be entitled to vote on this proposal without written instructions from the beneficial owner. Abstentions and broker non-votes will be counted as votes against this proposal.

On March 18 2008, the Company issued a $7.5 million Convertible Senior Subordinated Secured Note due 2012 (the “Note”) to Sun Mackie. Under the terms of the Note, Sun Mackie would receive approximately 1,500,000 shares of the Company’s common stock (based upon the current conversion price) upon conversion of the principal balance of the Note, plus additional shares upon conversion of the increase in principal amount due in kind of interest on the Note. Interest on the Note will be paid in kind and will further increase Sun Mackie’s ownership of the Company upon conversion of the Note. See “Beneficial Ownership of Principal Shareholders, Directors and Management”.

To facilitate the issuance of shares of common stock upon conversion of the Note, the Third Amendment to the Company’s Restated Articles of Incorporation, attached hereto as Annex B (the “Third Amendment”) increases the authorized shares of the Company’s common stock from 8,000,000 shares (as adjusted pursuant to proposal No. 2) to 12,000,000 shares. The Board of Directors recommends a vote FOR approval of the Third Amendment. The persons named on the enclosed proxy (the proxy holders) will vote in favor of the Third Amendment unless you have withheld authority for them to do so on your proxy card. The Third Amendment was approved by the Company’s Board of Directors on April   , 2008. Sun Mackie has indicated to the Company that it will vote the shares over which it has voting power in favor of the Third Amendment.

PROPOSAL NO. 4

CONVERTIBLE SENIOR SUBORDINATED SECURED NOTE DOCUMENTS

On March 18, 2008 the Company issued the Note to Sun Mackie. A copy of the Note is attached hereto as Annex C.

Background relating to Issuance of the Note

As of September 30, 2007, the Company was not in compliance with certain financial covenants set forth in the Financing Agreement dated March 30, 2007 (the “Loan Agreement”) among the Company and certain of its subsidiaries, Grace Acquisitionco Limited, Ableco Finance LLC, as collateral agent for the several lenders (“Abelco”), and GMAC Commercial Finance LLC, as administrative agent for the several lenders. Specifically, The Company was not in compliance with its fixed charge coverage ratio, EBITDA covenant and leverage ratio covenant, as of September 30, 2007. The failure to comply with these covenants constituted events of default under the Loan Agreement. On October 17, 2007, the Company entered into a Waiver and Amendment No. 2 to the Loan Agreement with respect to these events of default as of September 30, 2007 but the covenants giving rise to the events of default remained in effect and unwaived for subsequent financial periods.

As of February 14, 2008, the Company determined that it had failed to comply with certain financial covenants measured as of December 31, 2007 as required by the Loan Agreement. Specifically, the Company failed to meet its EBITDA targets, fixed charge coverage ratio and consolidated leverage ratio for the period ended December 31, 2007. The failure to comply with these covenants constituted events of default under the Loan Agreement. Ableco indicated to the Company that it would not waive such defaults unless the Company sought additional financing to reduce borrowings under the Loan Agreement by $7.5 million.

On February 25, 2008, the Company’s Board of Directors met to consider the terms of the proposed waiver. Sun Mackie presented to the Board of Directors the terms on which it would be willing to loan the Company $7.5 million in the form of a convertible note. The Board of Directors of the Company decided to form an Independent Special Committee comprised of independent directors of the Company not affiliated with Sun Mackie to consider the proposal from Sun Mackie. The Independent Special Committee was given the authority to determine whether the issuance of the Note on the terms proposed by Sun Mackie was in the best interests of the Company and its shareholders.

The Independent Special Committee met on March 5, 2008. After consideration of the proposed terms of the Note and the related Security Agreement and the transactions contemplated by the documents, including the issuance of shares of common stock upon conversion of the Note, and the conflicts of interest, the Independent Special Committee approved the terms of the Note and the Security Agreement and determined the transaction was in the best interest of the Company and its shareholders.

On March 6, 2008, the Company and the other parties to the Loan Agreement entered into Waiver and Amendment No. 3 to the Loan Agreement conditioned upon the loan being made by Sun Mackie.

Terms of the Note and Security Agreement

The Note bears interest at a rate of 15.25% per annum. Interest accrues quarterly. The Company is required to pay interest by increasing the principal amount of the Note on each interest payment date by the amount of the accrued and unpaid interest. This is referred to as “paid in kind.” The principal amount of the Note (including interest paid in kind) is convertible into common stock at any time at the election of the holder of the Note at an initial conversion price of $5.00 (subject to adjustment as further described below). The conversion price represents a discount of approximately 29.6% from the reported market rate of the Company’s common stock at the close of business on March 17, 2008, the day prior to issuance of the Note. The initial principal amount of the Note of $7.5 million would be convertible into 1,500,000 shares of the Company’s common stock (based on the initial conversion price of $5.00). As of March 18, 2008, conversion of the principal balance of the Note would have increased Sun Mackie’s ownership of the Company equity to approximately 81% of the outstanding common stock. The shares of common stock issuable upon conversion of the Note will increase as interest is paid in kind quarterly. The Note provides that no shares of common stock may be issued upon conversion of the Note prior to receipt of shareholder approval.

The entire principal balance (including interest paid in kind) of the Note will become due upon the earlier of (i) June 29, 2012 or (ii) the occurrence of certain change of control transactions related to the Company, which would trigger mandatory payment of the Note in full (including all related interest paid in kind). Other than the mandatory pre-payment noted in the preceding sentence, without the consent of holders of a majority of the principal amount of the Note, the Note may not be prepaid.

The conversion price of the Note is subject to adjustment if the Company issues or sells, or is deemed to have issued or sold, any shares of common stock for a consideration per share less than the conversion price in effect at the time. Immediately upon such sale or conversion, the conversion price would be reduced to the conversion price determined by dividing (a) an amount equal to the sum of (x) the product derived by multiplying the conversion price in effect immediately prior to such issue or sale by the number of shares of common stock deemed outstanding immediately prior to such issue or sale, plus (y) the consideration, if any, received by the Company upon such issue or sale, by (b) the number of shares of common stock deemed outstanding immediately after such issue or sale. The reduction of the conversion price would increase the number of shares issuable upon conversion of the Note. In addition, the conversion price will be adjusted from time to time in connection with a subdivision or combination of common securities, reorganization, classification, consolidation, merger, sale or similar events.

The Note contains customary representations and warranties, including, among other things, that (i) each representation and warranty in the Loan Agreement were true and correct as of March 18, 2008; (ii) the Note was duly authorized, executed and delivered by the Company and that the Note constitutes a valid, legal and binding obligation of the Company; and (iii) the Note does not conflict with, constitute a default under, result in any lien, charge or other encumbrance under, accelerate any of the Company’s obligations under, or require any consent, authorization or other approval under, the Company’s charter or bylaws, any statute, rule or regulation (including regulations of any securities exchange) or any agreement, judgment or order to which the Company is subject.

The Note contains customary covenants, including, among other things, that the Company (i) file all reports required to be filed by the Securities and Exchange Commission; (ii) submit Proposals Nos. 3 and 4 to the shareholders of the Company in this proxy statement; (iii) deliver yearly audited financial statements to Sun Mackie; (iv) notify Sun Mackie of certain defaults under the Loan Agreement; and (v) cause any of its future domestic subsidiaries to be named as guarantors under the Note.

The Note provides for customary events of default, including the following: (i) the non-payment of principal or interest; (ii) the failure to comply with any of its covenants; (iii) the failure of the Company to deliver shares of common stock to Sun Mackie upon the conversion of the Note; (iv) certain cross-defaults to other indebtedness of the Company, including the Loan Agreement; (v) material judgments and certain bankruptcy or insolvency events; (vi) the inaccuracy of representations or warranties; and (vii) the impairment of Sun Mackie’s security interests.

Each of the Company’s current domestic subsidiaries has guaranteed payment of the Note. In connection with the issuance of the Note, the Company and the Subsidiaries entered into a Security Agreement (the “Security Agreement”) pursuant to which Sun Mackie was granted a security interest in all assets of the Company and the Guarantors now owned and thereafter acquired in the future (with certain limitations relating to pledges of stock of foreign subsidiaries). A copy of the Security Agreement is attached as Annex D hereto.

Under the terms of the Note, the Company paid Sun Mackie a transaction fee of $150,000, in addition to the costs and expenses it has incurred in connection with the Note.

The Note permits Sun Mackie to assign the Note to any of its affiliates, any financial institution or any other person. Sun Mackie has offered a pro rata portion of the Note to the other parties to that certain Shareholders Agreement dated February 21, 2003 by and among Sun Mackie, the Minority Shareholders, as defined in that agreement, and the Company in satisfaction of the Company’s obligation to offer the other parties preemptive rights. By the date of the annual shareholders’ meeting that is the subject of this Proxy Statement, the Company anticipates that a portion of the Note will have been transferred to HIG Sun Partners and Randolph Street Partners.

Nasdaq Requirement for Shareholder Approval

Our common stock is traded on the NASDAQ Capital Market. Consequently, we are subject to the Nasdaq Marketplace Rules (the “Marketplace Rules”). Although the issuance of the Note does not require shareholder approval under Washington state law, our articles of incorporation or bylaws, or the Marketplace Rules, the issuance of shares of common stock upon conversion of the Note does require shareholder approval under Marketplace Rule 4350(i)(l)(A) and (D). Under Marketplace Rule 4350(i)(l)(D), if the shares to be issued exceed 20% of the pre-transaction outstanding shares and the shares to be issued can be issued at a conversion price less than the greater of the book or market value of the issuer’s common stock, shareholder approval is required for issuance of the common stock. Because the conversion price of the Note of $5.00 was less than the price of our common stock on the date the Note was issued, shareholder approval is required before common stock can be issued upon conversion. In addition, Marketplace Rule 4350(i)(l)(A) requires shareholder approval because certain of our directors are affiliated with Sun Mackie. Nasdaq treats the issuance to Sun Mackie of stock below market value as discounted equity compensation to these directors. We agreed in the Note that we would hold a meeting of shareholders on or before May 31, 2008 for the purpose of obtaining shareholder approval of the Note, the Security Agreement and the transactions contemplated in those documents, including authorization for the issuance of shares pursuant to the Note.

Effect on Outstanding Common Stock

The value of the outstanding common stock may be reduced as a result of the potential issuance of additional shares of common stock at a price less than the market or book value of the outstanding shares of common stock. The issuance and sale of additional shares of common stock would have a dilutive effect on a stockholder’s percentage voting power in the Company.

If the original principal amount of the Note of $7.5 million were converted to common stock at the current conversion rate of $5.00, Sun Mackie would receive 1.5 million shares. Interest on the note will be paid in kind, which will further increase the number of shares that would be issued to Sun Mackie upon conversion. See “Beneficial Ownership of Principal Shareholders, Directors and Management.”

Board Recommendation; Vote Required

The Board of Directors recommends a vote FOR approval of Note, the Security Agreement and the transactions contemplated therein, including but not limited to the issuance of shares of common stock upon conversion of the Note. The Company’s Board of Directors and a Special Committee of the Board of Directors consisting of disinterested directors determined that the Note and related Security Agreement are in the best interests of the Company and its shareholders.

The persons named on the enclosed proxy (the proxy holders) will vote in favor of the Note, the Security Agreement and the transactions contemplated therein, including but not limited to the issuance of common stock upon conversion of the Note, unless you have withheld authority for them to do so on your proxy card. Approval of this proposal requires the affirmative vote of the holders of a majority of the shares cast on the proposal. A broker who holds shares in street name will not be entitled to vote on this proposal without written instructions from the beneficial owner. Abstentions and broker non-votes will have no effect with respect to this proposal.

BENEFICIAL OWNERSHIP OF PRINCIPAL SHAREHOLDERS, DIRECTORS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock as of March 31, 2008, by (1) persons who are known by the Company to own beneficially more than 5% of the Company’s outstanding common stock; (2) the Company’s Chief Executive Officer and the two most highly compensated executive officers; (3) the directors; and (4) the directors and executive officers as a group. On March 31, 2008, there were 4,858,941 shares of common stock outstanding. Unless otherwise provided, the address for all directors and executive officers of the Company is 16220 Wood-Red Road, N.E., Woodinville, Washington 98072.

	Amount and Nature of Beneficial Ownership of Common Shares as of March 31, 2008(1)				Percent of Class
			Pro Forma Assuming			Pro Forma Assuming
			Conversion of Note and			Conversion of Note and
Names	Actual		Interest Paid in Kind		Actual	Interest Paid in Kind

Sun Mackie, LLC and related entities(2)	3,700,927	(3)	5,209,187	(3)	76.2%	81.8%
James T. Engen	150,740	(5)	150,740	(5)	3.1%	2.4%
Shawn C. Powers	10,000	(6)	10,000	(6)	*	*
Gary M. Reilly	4,800	(7)	4,800	(7)	*	*
Timothy P. O’Neil	—		—		*	*
Gerald Y. Ng	—		—		*	*
All current directors and executive officers as a group (ten persons)	181,140	(8)	181,140	(8)	3.7%	2.8%

*	Less than 1%.

(1)	A person is deemed to be the beneficial owner of securities if he or she has or shares the power to vote them or to direct their investment or has the right to acquire beneficial ownership of such securities within 60 days through the exercise of any option, warrant, or right of conversion of a security or otherwise. All share numbers are adjusted to reflect the 1-for-5 reverse split effected on November 17, 2005.

(2)	Address is c/o Sun Capital Partners, LLC, 5200 Town Center Circle, Suite 470, Boca Raton, FL 33486.

(3)	These shares consist of (i) 3,591,588 shares held directly by Sun Mackie; (ii) 109,339 shares held by certain parties to a Shareholders’ Agreement, dated as of February 21, 2003, by and among the Company, Sun Mackie and the other parties thereto, with respect to which Sun Mackie has sole voting power, and (iii) 1,508,260 shares related to the Convertible Senior Subordinated Secured Promissory Note dated March 18, 2008, the the original principal amount of $7.5 million and in which interest is payable in kind on a quarterly basis.

(4)	Messrs. Leder and Krouse each own 50% of the membership interests in Sun Capital Partners, LLC (“Sun Partners LLC”), which in turn is the general partner of Sun Capital Advisors II, LP (“Sun Advisors II”), which in turn is the general partner of Sun Capital Partners II, LP (“Sun Partners II LP”). Messrs. Leder and Krouse also each own 50% of the membership interest in Sun Capital Partners III, LLC (“Sun Capital Partners III LLC”), which in turn is the general partner and managing partner of Sun Capital Advisors III, LP (“Sun Capital Advisors III”), which in turn is the general partner of Sun Capital Partners III, LP (“Sun Partners LP”) and Sun Capital Partners III QP, LP (“Sun Partners III QP, LP”). Together, Sun Partners II, LP, Sun Partners III, LP and Sun Partners III QP, LP own all of the membership interests in Sun Mackie, LLC. As a result, Messrs. Leder and Krouse, Sun Partners LLC, Sun Partners III, LLC, Sun Advisors III, Sun Partners II LP, Sun Partners III LP and Sun Partners III QP, LP may be deemed to have indirect beneficial ownership of the securities owned directly by Sun Mackie. Messrs. Leder and Krouse, Sun Partners LLC, Sun Partners III, LLC, Sun Advisors II, Sun Advisors III, Sun Partners II LP, Sun Partners III LP and Sun Partners III QP, LP each expressly disclaims beneficial ownership of any securities in which they do not have a pecuniary interest.

(5)	Includes options to purchase 146,830 shares of the Company stock exercisable within 60 days of March 31, 2008.

(6)	Includes options to purchase 10,000 shares of the Company stock exercisable within 60 days of March 31, 2008.

(7)	Includes options to purchase 4,800 shares of the Company stock exercisable within 60 days of March 31, 2008.

(8)	Includes options to purchase 97,872 shares of the Company stock exercisable within 60 days of March 31, 2008.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview of Compensation Program

The Compensation and Options Committee of the Board of Directors is responsible for setting and administering the policies and programs that govern compensation for the executive officers of the Company. The Compensation Committee currently consists of Thomas V. Taylor and Mark E. Kuthenrither.

Our executive compensation program is designed to attract, motivate and retain high-caliber executive officers and to ensure that an appropriate relationship exists between compensation and corporate performance. These goals are attained by having a portion of the executive’s compensation dependent upon business results and providing our executives with equity interests in the Company. The principle elements of our executive compensation program include a base salary, incentive payments pursuant to the Management Incentive Plan and stock options. These components are administered with the goal of providing total compensation that is competitive in the marketplace, rewards successful financial performance and aligns executive officers’ interests with those of the Company’s stockholders.

Throughout this proxy statement, the individuals who have served as the Company’s Chief Executive Officer, its Chief Financial Officer and the two other most highly compensated executive officers during fiscal year 2007 are referred to as the “named executive officers.” Although generally “named executive officers” would include three other most highly compensated executive officers, at present the Company only has two executive officers other than the Chief Executive Officer and Chief Financial Officer.

Compensation Philosophy and Objectives

The Compensation and Options Committee believes that the most effective executive compensation program is one that is designed to reward the Company’s achievement of specific annual, long-term and strategic goals. The Compensation Committee seeks to align executives’ interests with those of the stockholders by rewarding performance at or above established goals, with the ultimate objective of improving stockholders value and positioning the Company for future growth. The Compensation and Options Committee evaluates both performance and compensation levels to ensure that the Company maintains its ability to attract and retain high-caliber executives in key positions and that compensation provided to key employees remains competitive relative to the compensation paid to similarly situated executives of companies the Compensation and Options Committee deems from time to time to be comparable in terms of size and goals. To align the goals of the Company’s executives with the Company’s objectives, and to reward performance as measured against established goals, the Compensation and Options Committee believes executive compensation packages provided by the Company to its executives, including the named executive officers, should include both cash and stock-based compensation.

The compensation program is designed to reward actions and accomplishments that support the long-term success of the Company, such as long-term increases in the Company’s share price, increases in revenue and earnings, attracting and retaining highly qualified and skilled employees, as well as other factors. In determining the appropriate level of compensation for any of the named executive officers, the Compensation and Options Committee takes into consideration accomplishments which position the Company for future growth, the responsibility for and contribution of the named executive officer to the Company’s overall performance, the tenure of the named executive officer, and the contribution of the named executive officer to the mitigation of current or future losses and the increase in revenues and bottom-line performance of the Company.

Role of Executive Officers in Compensation Decisions

The Chief Executive Officer makes compensation-related recommendations to the Compensation and Options Committee for the committee’s review and approval.

Setting Executive Compensation

For our Chief Executive Officer, the Compensation Committee reviews and approves corporate goals and objectives related to the Company’s general philosophy for executive compensation, including leadership, business acumen, progress in implementing corporate strategy, value to the business and corporate governance. The ability of our Chief Executive Officer to satisfy these goals is a material consideration in establishing his compensation.

For other named executive officers, the Compensation and Options Committee reviews the performance of both the named executive officer and the Company, and the contribution of the executive to meeting the Company’s goals, in setting compensation levels. The Compensation and Options Committee does not rely upon comparisons to any specific set of peer companies or peer company metrics in establishing executive compensation, and instead relies upon, in combination with other measures, its evaluation of general compensation trends within its industry group and geographic area. Salary ranges, total compensation, experience level, and special circumstances due to our operations and changes in the competitive market are also taken into consideration, which in some cases may result in a deviation from the compensation payable to executive officers of a similar tenure within our areas of business.

The Compensation and Options Committee seeks to balance current cash compensation as a reward for services rendered with at-risk, performance-based cash and non-cash incentives designed to reward past performance and encourage future performance. The granting of stock options that vest over a period of time is one method of rewarding and motivating executive officers while conserving Company resources. There is no pre-established policy or target for the allocation between either cash and non-cash or short-term and long-term incentive compensation. Rather, the Compensation and Options Committee reviews the Company’s performance and progress toward its goals and periodically reevaluates the mix of compensation paid to our named executive officers. During 2007, we chose to compensate our named executive officers primarily in the form of cash salary and incentive payments pursuant to the Management Incentive Plan, with cash salary being the largest component of compensation for all of our named executive officers.

Grants of stock options are awarded to our named executive officers effective at the close of business on the date the Compensation Committee approves the grant. Options are priced at 100% of the closing market price of the stock on the date of grant. Stock options are not granted or priced retroactively. During 2007, the Company granted 30,000 stock options to one of its named executive officers.

Neither the Company nor the Compensation and Options Committee has retained a compensation consultant to review or advise on our policies and procedures with respect to executive compensation.

2007 Executive Compensation Components

Executive compensation consists of the following components:

•	Base salary;

•	Incentive payments pursuant to the Management Incentive Plan;

•	Stock option plan; and

•	Perquisites and personal benefits.

As discussed above, we use this mix of compensation to motivate our executive officers to achieve the business and other goals set by the Company and to reward our executives for achieving those goals.

Base Salary.  Base salaries for our executives are determined at the discretion of our Compensation and Options Committee and intended to reflect the scope of each executive officer’s responsibilities, our success, and contributions of each executive to that success. Executive salaries are generally adjusted gradually over time and as necessary to meet this objective. During its review of suitable base salary levels, the Compensation and Options Committee undertakes an internal review of each named executive officer’s compensation, both individually and relative to other executive officers, relative to the Compensation and Options Committee’s perception of compensation levels in the marketplace, and the individual performance of the executive. The Compensation and Options Committee reviews executive compensation on an annual basis, or more often if necessary and determines base salary and cash bonuses for executive officers. In 2007, the annual review was performed in March. Increases in base salary may be moderated by other considerations, such as geographic or market data, industry trends or the Compensation and Options Committee’s perception of the fairness of the compensation relative to other executive officers.

Incentive payments pursuant to the Management Incentive Plan.  All of our named executive officers are eligible for annual incentive payments pursuant to the Management Incentive Plan. The Compensation and Options Committee approved the payment of incentive payments to all of our named executive officers in 2007 pursuant to the Management Incentive Plan reflected in the Grants of Plan Based Awards table. The Management and Incentive Plan was adopted in 2003 and is an incentive payment program based on the Company’s achievement of certain earnings criteria. The Management Incentive Plan is available to executive officers and key employees as designated by the Company from time to time.

For each fiscal year, the Compensation and Options Committee determines a target level of Company performance and the percentage and payout each executive officer is entitled to receive if the target level is achieved. The Compensation and Options Committee sets the target performance level based on past Company performance, market pricing and prior practices. The Compensation and Options Committee considers each named executive officer’s responsibilities, contributions to the success of the Company and salary level in setting their respective incentive payment. For 2007, the following incentive payment levels were approved by the Compensation and Options Committee, with “X Variable” representing the set incentive payment amount for each named executive officer:

Adjusted EBITDA @ $18,000,000 = 0% X Variable
Adjusted EBITDA @ $21,000,000 = 100% X Variable
Adjusted EBITDA @ $24,000,000 = 200% X Variable
Adjusted EBITDA @ $27,000,000 = 300% X Variable

In 2007, the total amount paid to the named executive officers was $133,284 for incentives earned in 2006. There were no incentives earned in 2007. Incentive payments are generally paid on an annual basis.

Stock Option Plan.  In 1995 and 2003, we adopted stock option plans to enhance profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer stock-based incentives and other equity interest to employees, managers and directors of the Company, thereby attracting, retaining and rewarding these individuals and strengthening the mutuality of interests between these individuals and the Company’s stockholders. The Company currently issues stock options only under the 2003 Stock Option Plan.

The stock option plans are administered by the Compensation and Options Committee, which has full authority to grant stock based awards according to the terms of the Stock Option Plan.

1995 Stock Option Plan

Our 1995 Stock Option Plan was adopted with the objective of attracting, motivating and retaining key personnel and promoting our success by linking the interests of our employees, managers and directors with our success. There are 1.3 million shares of common stock authorized for option grants under the plan. With the adoption of the 2003 Stock Option Plan on July 15, 2003, the Company no longer grants additional stock options under the 1995 Stock Option Plan. The term of each option is 10 years from the grant of the option. Options granted under our 1995 Stock Option Plan, unless waived or modified in a particular option agreement or by action of the Compensation and Options Committee, vest according to the following schedule:

Year 1: 25%
Year 2: 50%
Year 3: 75%
Year 4: 100%

As of December 31, 2007, all options granted under the 1995 Stock Option Plan have fully vested. The exercise price of nonqualified stock options granted under the plan may be greater or less than the fair value of the common stock on the date of grant, as determined by the Compensation and Options Committee at its discretion. At December 31, 2007, 902,000 shares of common stock were available for future grants under the 1995 Plan.

2003 Stock Option Plan

The 2003 Stock Option Plan calls for options to be non-qualified stock options with exercise prices equal to the fair value of the stock on the date granted. The stock options under the Stock Option Plan have a term of 10 years and, unless waived or modified in a particular option agreement or by action of the Compensation and Options Committee, vest according to the following schedule:

Year 1: 20%
Year 2: 40%
Year 3: 60%
Year 4: 80%
Year 5: 100%

At December 31, 2007, 178,000 shares of common stock were available for future grants under the 2003 Plan.

Provisions related to the termination of the stock option award are generally determined by the Compensation and Options Committee at the time of grant. Currently outstanding options under the Stock Option Plans provided that in the event of termination of a grantee due to death or disability, the options may be exercised, to the extent exercisable on the date of their death, by their Legal Representative at any time within one year after death. In the event a grantee voluntarily terminates or is terminated without cause, the grantee may exercise their options, to the extent exercisable on the date of such termination, at any time within three months after the date of termination. In the event that a grantee is terminated for cause, the options shall terminate on the day immediately before the date of the termination. The 2003 Stock Option Plan prohibits each of the named executive officers from competing with us for a period of two years after termination of their employment relationship with the Company, which includes a prohibition against accepting a position with a direct competitor of the Company.

The total number of shares of common stock, which may be issued under the 2003 Stock Option Plan, is 345,600 shares. In 2007, the Company issued 30,000 shares under its 2003 Stock Option Plan.

Perquisites and Other Personal Benefits.  The Company provides named executive officers with perquisites and other personal benefits that the Company and the Compensation and Options Committee believe are reasonable and consistent with its overall compensation program and which it perceives will better enable the Company to attract and retain superior employees for key positions. In addition to customary health insurance, disability insurance and vacation benefits, the Company provides one times the annual base earnings, with a maximum of $300,000 for term life insurance. In addition, the Company matches 401(k) contributions made by the named executive officers at 50 cents on the dollar up to 6% of their annual salary.

Retirement Plans

Beginning January 1, 1992 we sponsor a 401(k) retirement plan that is available to all of our employees. Participants may make tax-deferred contributions to the plan. The Company matches 50 cents on the dollar up to 6% of the employee’s annual salary. The Company match is discretionary and subject to approval by the Compensation and Options Committee.

Policy of Deductibility of Compensation

The Compensation and Options Committee has considered the impact of Section 162(m) of the Internal Revenue Code adopted under the Omnibus Budget Reconciliation Act of 1993, which section disallows a deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for the CEO and the four other most highly compensated executive officers, unless such compensation meets certain exceptions to the general rule. Compensation paid by the Company to each of its executive officers in 2007 was below $1 million, and therefore Section 162(m) did not affect the tax deductions available to the Company. The Committee will continue to monitor the applicability of the section to the Company’s compensation programs and will determine at a later date what actions, if any, the Company should take to qualify for available tax deductions.

Executive Employment Agreements

James T. Engen Employment Agreement.  We have entered into an employment agreement with James T. Engen, our Chief Executive Officer, most recently effective August 1, 2001. Under his employment agreement, Mr. Engen is entitled to receive an annual base salary of $335,000, subject to review by our Compensation and Options Committee. Mr. Engen is also entitled to an incentive payment based on the thresholds and target set by the Compensation and Options Committee pursuant to the Management Incentive Plan. If we terminate Mr. Engen’s employment without cause, the Company is obligated to pay Mr. Engen $335,000 in equal periodic severance payments over twelve months. We are not obligated to make any cash payment to Mr. Engen if his employment is terminated by us for cause.

Potential Payments Upon Termination or Change in Control

Pursuant to his agreement dated August 1, 2001, if Mr. Engen is terminated without cause (whether through constructive termination or otherwise), we must make periodic severance payments to him in amount equal to his annual base salary of $335,000. Assuming he were to be terminated without cause (whether through constructive termination or otherwise) on December 31, 2007, he would be entitled to payment in the amount of $335,000 in equal periodic severance payments over twelve months. We are not obligated to make any cash payment to Mr. Engen if his employment is terminated by us for cause, or to any other executive officer on the termination of employment for any reason. In addition, we do not provide any medical continuation or death or disability benefits for any of our executive officers that are not also available to our employees.

Mr. O’Neil’s employment was terminated on June, 30, 2007 for a reason other than cause and the Company entered into a Termination Agreement with Mr. O’Neil on that date. Pursuant to the Termination Agreement, we made periodic severance payments to him totaling $100,000 for six months after his termination.

Mr. Loyko’s employment was terminated on April 13, 2007 for a reason other than cause and the Company entered into a Termination Agreement with Mr. Loyko on that date. Pursuant to the Termination Agreement, we made periodic severance payments to him totaling $150,000 for twelve months after his termination. In addition, we will provide medical continuation or death or disability benefits for twelve months. Mr. Loyko’s employment contract prohibits him from competing with us for a period of one year from April 13, 2007, which includes a prohibition against accepting a position with a direct competitor of the Company.

In addition, Messrs. Engen, Reilly, Powers and Ng hold options that would vest upon any change in control. We are not obligated to make any other payment on a change in control. Assuming a change in control was to take place on December 31, 2007, the following individuals would be entitled to a change in control payment in the amounts set forth:

	Value of Accelerated
Name	Equity Awards ($)

James T. Engen	$139,536	(1)
Gary M. Reilly	$48,960	(1)
Shawn C. Powers	$40,800	(1)
Gerald Y. Ng	$0	(1)
Timothy P. O’Neil	$0	(1)

(1)	Based on a closing stock price on December 31, 2007 of $6.80

SUMMARY COMPENSATION TABLE

						Non-Equity
				Stock	Options	Incentive Plan		All Other
		Salary	Bonus	Awards	Awards	Compensation(1)		Compensation(2)	Total
Name and Principal Position	Year	($)	($)	($)	($)	($)		($)	($)

James T. Engen	2005	$325,000	—	—	71,237	131,556	(3)	4,433	532,226
Chairman, President, Chief	2006	325,000	—	—	—	68,567	(3)	6,450	400,017
Executive Officer and Director	2007	335,000	—	—	—	51,263	(3)	—	386,263
Timothy P. O’Neil(7)	2005	190,000	—	—	30,530	70,000	(4)	4,433	294,963
Chief Financial Officer, Senior Vice	2006	190,000	—	—	—	49,867	(4)	6,450	246,317
President, Treasurer and Secretary	2007	200,000	—	—	—	34,175	(4)	—	234,175
Gerald Y. Ng	2007	220,000	10,000	—	—	—		—	230,000
Chief Financial Officer, Senior Vice
President, Treasurer and Secretary
Shawn C. Powers(7)	2005	154,000	—	—	71,237	77,600	(5)	4,433	307,270
Senior Vice President Operations	2006	165,000	—	—	—	37,400	(5)	5,977	208,377
	2007	170,000	—	—	—	23,923	(5)	—	193,923
Gary M Reilly	2005	160,000	—	—	—	30,000	(6)	—	190,000
Senior Vice President Engineering	2006	160,000	—	—	—	18,700	(6)	5,629	184,329
	2007	165,000	—	—	—	23,923	(6)	—	188,923

(1)	See the Grants of Plan Based Awards table for the individual payout amounts for the 2007 Management Incentive Plan.

(2)	The amounts reflected in this column consist of payments made by the Company for the named executives for matching contributions under its 401(k) profit sharing plan.

(3)	Mr. Engen’s incentive payments pursuant to the Management Incentive Plan for 2005 includes $55,000 in management and incentive plan earned and paid in 2005 and $68,567 in management and incentive plan earned in 2005 but paid in 2006 and $51,263 in management and incentive plan earned in 2006 but paid in 2007.

(4)	Mr. O’Neil’s incentive payments pursuant to the Management Incentive Plan for 2005 includes $40,000 in management and incentive plan earned and paid in 2005 and $49,867 in management and incentive plan earned in 2005 but paid in 2006 and $34,175 in management and incentive plan earned in 2006 but paid in 2007.

(5)	Mr. Power’s incentive payments pursuant to the Management Incentive Plan for 2005 includes $30,000 in management and incentive plan earned and paid in 2005 and $37,400 in incentive payments pursuant to the Management Incentive Plan that were earned in 2005 but paid in 2006 and $23,923 in management and incentive plan earned in 2006 but paid in 2007.

(6)	Mr. Reilly’s incentive payments pursuant to the Management Incentive Plan for 2005 includes $30,000 in management and incentive plan earned and paid in 2005 and $18,700 in incentive payments pursuant to the Management Incentive Plan that were earned in 2005 but paid in 2006 and $23,923 in management and incentive plan earned in 2006 but paid in 2007.

(7)	Timothy P. O’Neil resigned on June 30, 2007 and Shawn C. Powers resigned on 12/31/07. The Company did not employ any other Executive Officers at 12/31/07.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the outstanding equity awards held by the named executives as of December 31, 2007. The Company did not grant any stock awards to our named executive officers during fiscal year 2007.

	Option Awards
				Equity Incentive
	Number of		Number of	Plan Awards:
	Securities		Securities	Number of
	Underlying		Underlying	Securities
	Unexercised		Unexercised	Underlying	Option
	Options		Options	Unexercised	Exercise	Option
	(#)		(#)	Unearned Options	Price	Expiration
Name	Exercisable		Unexercisable	(#)	($)	Date

James T. Engen	64,000	(1)	16,000	—	$5.20	07/23/13
	640	(2)	160	—	6.75	09/02/13
	640	(3)	160	—	11.30	03/22/14
	2,800	(4)	4,200	—	14.75	06/28/15
	20,000	(5)	—	—	23.75	09/21/09
	3,000	(6)	—	—	25.30	01/01/11
	10,000	(7)	—	—	27.50	01/01/10
	10,000	(8)	—	—	27.50	05/16/11
	20,000	(9)	—	—	31.25	10/26/08
Gary M. Reilly	48,960	(10)	7,200	—	13.75	07/11/15
Shawn C. Powers	7,200	(3)	1,800	—	11.30	03/22/14
	2,800	(4)	4,200	—	14.75	06/28/15
Gerald Y. Ng	0	(11)	30,000	—	9.51	07/23/17
Timothy P. O’Neil	0	(1)(4)	—	—	$5.20	07/23/13
					$14.75	06/28/15

(1)	Vesting began July 24, 2003 pursuant to a 5-year equal annual vesting schedule in the 2003 Stock Option Plan.

(2)	Vesting began September 2, 2003 pursuant to a 5-year equal annual vesting schedule in the 2003 Stock Option Plan.

(3)	Vesting began March 22, 2004 pursuant to a 5-year equal annual vesting schedule in the 2003 Stock Option Plan.

(4)	Vesting began June 28, 2005 pursuant to a 5-year equal annual vesting schedule in the 2003 Stock Option Plan.

(5)	Vesting began September 21, 1999 pursuant to a 4-year equal annual vesting schedule in the 1995 Stock Option Plan.

(6)	Vesting began January 1, 2001 pursuant to a 4-year equal annual vesting schedule in the 1995 Stock Option Plan.

(7)	Vesting began January 1, 2000 pursuant to a 4-year equal annual vesting schedule in the 1995 Stock Option Plan.

(8)	Vesting began May 16, 2001 pursuant to a 4-year equal annual vesting schedule in the 1995 Stock Option Plan.

(9)	Vesting began October 26, 1998 pursuant to a 4-year equal annual vesting schedule in the 1995 Stock Option Plan.

(10)	Vesting began on July 11, 2005 pursuant to a 5-year equal annual vesting schedule in the 2003 Stock Option Plan.

(11)	Vesting began on July 23, 2007 pursuant to a 5-year equal annual vesting schedule in the 2003 Stock Option Plan.

Option Exercises And Stock Vested

None of the Company’s named executive officers exercised any stock options during the fiscal year ended December 31, 2007.

Grants of Plan Based Awards

									All Other	All Other
									Stock	Option
			Estimated Future			Estimated Future			Awards:	Awards:	Exercise	Grant Date
		Compensation	Payouts Under			Payouts Under			Number of	Number of	or Base	Fair Value
		and Options	Non-Equity Incentive			Equity Incentive			Shares of	Securities	Price of	of Stock
		Committee	Plan Awards			Plan Awards			Stock or	Underlying	Option	and Option
	Grant	Approval	Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Options	Awards	Awards
Name	Date	Date	($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($/sh)	($)

James T. Engen(1)	03/08/07	03/08/07	$1	167,500	502,500	—	—	—	—	—	—	—
Gerald Y. Ng(2)	06/11/07	06/11/07	1	75,000	225,000	—	—	—	—	—	—	—
Shawn C. Powers(3)	03/08/07	03/08/07	1	75,000	225,000	—	—	—	—	—	—	—
Gary M. Reilly(4)	03/08/07	03/08/07	1	75,000	225,000	—	—	—	—	—	—	—
Timothy P. O’Neil	“	“	“	“	“	—	—	—	—	—	—	—

(1)	Mr. Engen’s 2007 management and incentive plan payout was $0.

(2)	Mr. Ng’s 2007 management and incentive plan payout was $0.

(3)	Mr. Power’s 2007 management and incentive plan payout was $0.

(4)	Mr. Reilly’s 2007 management and incentive plan payout was $0.

DIRECTOR COMPENSATION

The Company currently has three independent directors that qualify for compensation. The Company uses a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on the Board of Directors. In setting director compensation, the Company considers the significant amount of time that our directors expend in fulfilling their duties to the Company as well as the skill level required by the Company of its Board of Directors members.

The Company pays each independent director $25,000 annually, with a 50% premium for the Audit Committee Chair, payable quarterly in arrears, to attract and retain qualified candidates to serve on the Board of Directors. The Company also reimburses directors’ out-of-pocket travel and lodging expenses incurred in connection with attending meetings of the Board and its committees. In addition, directors are eligible to receive stock option grants. The Compensation and Options Committee administers the Company’s stock option plan, and typically grants options upon appointment to the Board of Directors to purchase shares at a price ordinarily determined based upon fair market value of the outstanding options at the date of the grant. Options ordinarily have a ten-year term and vest ratably over a 5 year period. In 2007, the Company did not grant any stock options to its directors. Messrs. Engen, Terry, Skillen, Taylor, Neimark, Calhoun, and Kuchenrither do not receive compensation for their roles as directors.

The following table sets forth a summary of the compensation we paid to our non-employee directors in 2007:

					Change in
					Pension
					Value and
					Nonqualified
	Fees Earned			Non-Equity	Deferred
	or Paid	Stock	Option	Incentive Plan	Compensation	All Other
	in Cash	Awards	Awards	Compensation	Earnings	Compensation(1)	Total
Name	($)	($)	($)	($)	($)	($)	($)

George R. Rea	$25,000	—	—	—	—	—	25,000
Jon W. Gacek	25,000	—	—	—	—	—	25,000
C. Daryl Hollis(2)	37,500	—	—	—	—	1,931	39,431

(1)	The amounts reflected in this column consist of payments made by the Company for reimbursable out-of-pocket expenses incurred while attending meetings of the Board or Board committees.

(2)	As the Audit Committee Chair, Mr. Hollis received a 50% premium on his $25,000 annual salary.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Messrs. Clarence E. Terry and R. Lynn Skillen served on the Compensation and Options Committee through June 2007. Currently Messrs. Thomas V. Taylor and Mark E. Kuchenrither serve on the Compensation and Options Committee.

COMPENSATION AND OPTIONS COMMITTEE REPORT

The Company’s Compensation and Options Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management, and based on such review and discussion, the Compensation and Options Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

COMPENSATION AND OPTIONS COMMITTEE

Thomas V. Taylor (Chair)
Mark E. Kuchenrither

AUDIT COMMITTEE REPORT ON AUDITOR INDEPENDENCE*

The current members of the Audit Committee are Messrs. Gacek, Hollis (Chair), and Rea, all of whom (i) are independent directors, as defined in Rule 4200(a)(15) of the NASDAQ Marketplace Rules and (ii) meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act. The Board has determined that all three members of the Audit Committee satisfy the financial literacy requirements of the NASDAQ Marketplace Rules and Mr. Gacek qualifies as the “audit committee financial expert” as defined by the rules of the Securities and Exchange Commission (the “SEC”). The Audit Committee operates pursuant to a written charter, a copy of which is attached as Appendix B.

As part of fulfilling its duties under that charter, the Audit Committee has reviewed and discussed the audited financial statements with the Company’s management and has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as modified or supplemented. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, as modified or supplemented, and has discussed with the independent auditors their independence. Based on their review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2007.

AUDIT COMMITTEE

C. Daryl Hollis (Chair)
Jon W. Gacek
George R. Rea

   * The report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under either the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (together, the “Acts”), except to the extent that the Company specifically incorporates such report by reference; and further, such report shall not otherwise be deemed filed under the Acts.

INDEPENDENT PUBLIC ACCOUNTANTS

KPMG LLP was the independent auditor for the Company for the year ended December 31, 2007 and has been selected to continue to serve as the independent auditor for the Company for 2008. Representatives of KPMG LLP are expected to attend the 2008 Annual Meeting and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

Fees

The fees billed for professional services rendered by KPMG LLP for the fiscal years 2007 and 2006 were as follows:

	2007	2006

Audit Fees	$822,000	$390,000
Tax Fees	$222,000	$123,000

There were no other audit-related or other fees billed by KPMG LLP for the fiscal years 2007 and 2006.

The Audit Committee has considered whether the provision of non-audit services by KPMG LLP is compatible with maintaining the independence of KPMG LLP and has determined that it is.

Pre-Approval Policy

The Audit Committee has established policies on the pre-approval of audit and other services that the independent auditor may perform. The Committee must pre-approve the annual audit fees payable to the independent auditor on an annual basis. The Committee must also approve on a case-by-case basis their engagement for any other work to be performed for the Company that is not an integral component of the audit services as well as the compensation payable to the independent auditor therefore.

CERTAIN TRANSACTIONS

As a condition to entering into a waiver and amendment to the senior credit facility on March 6, 2008 waiving certain defaults of the financial covenants of the senior secured credit facility, the lender requested that the Company seek $7.5 million in subordinated financing. In response to the request, on March 18, 2008 we issued the $7.5 million Convertible Senior Subordinated Secured Promissory Note due 2012 to our controlling stockholder, Sun Mackie, that is secured by all the assets of the Company now owned and thereafter acquired. In connection with this Note issuance, we paid Sun Mackie a fee of $150,000.

As part of the Ableco refinancing in March 2007, the Sun Capital Securities Fund, LP, an affiliate of Sun Capital Partners Management, LLC, contributed $9,000,000 of the $12,0000,000 Ableco Term Loan C. In addition, Sun Capital Partners Management, LLC assigned its voting rights to Ableco.

In connection with the acquisition of St. Louis Music, Inc, the Company paid to Edward A. Kornblum, a former Senior Vice President Entertainment & Artist Relations through December 31, 2006, and certain members of his immediate family cash payments totaling $221,040 during 2006 and $3,011,222 during 2007.

Also in connection with the acquisition of St. Louis Music, the Company entered into real property lease agreements with certain members of Mr. Kornblum’s immediate family, pursuant to which the Company paid to those persons lease payments totaling $249,282 in 2006, $163,439 in 2007, and pursuant to which the Company is obligated to pay those persons $20,000 per month on a month-to-month lease in 2008. The Company believes that the lease is on terms no less favorable to the Company than might have been obtained from unaffiliated parties, but can offer no assurances to that effect.

As part of the equity investment made by Sun Mackie, in February 2003, the Company entered into a Management Services Agreement with Sun Capital Partners Management, LLC. Pursuant to this agreement, the Company receives financial and management consulting services from Sun Capital Partners Management in exchange for an annual fee (which is to be paid in quarterly installments) equal to the greater of $400,000 or 6% of the Company’s EBITDA (as defined therein), provided that the fee will not exceed $1 million a year unless approved by a majority of our directors who are not affiliates of Sun Capital Partners Management. During 2007, Sun Capital Partners Management was paid a total of $948,000 pursuant to this Agreement, of which $112,000 represents reimbursement for expenses. This Management Services Agreement terminates on February 21, 2010.

In August 2004, the Company entered into an Exchange Agreement with Sun Mackie to exchange 2,480,155 shares of the Company’s common stock (pre-split) for the cancellation of all principal and accrued interest due to Sun Mackie pursuant to a Subordinated Promissory Note dated March 31, 2003. The Note had an original principal amount of $3,931,429 and had principal plus accrued interest outstanding as of August 3, 2004 of $4,836,301.

The Company also paid investment banking fees to Sun Capital Partners Management, LLC in 2005. The Company paid a total of $1,234,322 of which $384,322 represented fees in connection with the acquisition of St. Louis Music and $850,000 represented fees in connection with the debt refinance in August 2005.

Sun Mackie is majority owned by Sun Capital Partners II, LP. The general partner of Sun Capital Partners II, LP is Sun Capital Advisors II, LP. The general partner of Sun Capital Advisors II, LP is Sun Capital Partners, LLC and its limited partners include, among others, Marc J. Leder, Rodger R. Krouse, Clarence E. Terry, Kevin J. Calhoun, Jason H. Neimark and R. Lynn Skillen. Messrs. Leder, Krouse, Terry, Calhoun, Neimark and Kuehn served as directors of the Company in 2007. In addition, Messrs. Leder and Krouse each own 50% of the membership interests in Sun Capital Partners, LLC. Messrs. Leder and Krouse are also co-Chief Executive Officers of Sun Mackie. Sun Capital Partners Management, LLC is wholly owned by Sun Capital Advisors II, LP.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Under the securities laws of the United States, the Company’s directors, its officers and any persons holding more than 10% of the Company’s common stock must report their initial ownership to the SEC and subsequent reports disclosing changes in such ownership. Specific filing deadlines of these reports have been established, and the Company must disclose in this Proxy Statement any failure to file by these dates during the fiscal year ended December 31, 2007. The Company believes that all of these filing requirements have been satisfied. In making this statement the Company has relied solely on written representations of its directors, its officers, and any ten percent shareholder, and copies of the reports that they filed with the SEC.

OTHER MATTERS

The Company knows of no other matters to be submitted at the Meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board of Directors may recommend.

ADDITIONAL INFORMATION

A copy of the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2007 is available at the Securities and Exchange Commission’s web site (http://www.sec.gov), and a copy of the report may also be obtained, without charge, upon written request to: Corporate Secretary, LOUD Technologies Inc., 16220 Wood-Red Road, N.E., Woodinville, Washington 98072.

By Order of the Board of Directors

James T. Engen
Chairman, President and Chief Executive Officer

Woodinville, Washington
          , 2008

ANNEX A:

SECOND ARTICLES OF AMENDMENT
TO
RESTATED ARTICLES OF INCORPORATION
OF
LOUD TECHNOLOGIES, INC.

Pursuant to RCW 23B.10.060 of the Washington Business Corporation Act, the following Second Articles of Amendment to the Restated Articles of Incorporation are herewith submitted for filing.

ARTICLE I.

Article I is amended as follows:
Article I
Name

The name of the Corporation is LOUD Technologies Inc.

ARTICLE II

Article II, Section 2.1 is hereby amended by deleting Section 2.1 in its entirety and replacing it with the following: 2.1 Authorized Capital. Without regard to any other provision of these Restated Articles of Incorporation, each one (1) share of issued and outstanding Common Stock and each one (1) share of Common Stock reserved for future issuance under a stock option or warrant immediately prior to the time this amendment becomes effective shall be and is hereby automatically reclassified and changed (without any further act) into one-fifth (1/5th) of a fully-paid and non-assessable share of Common Stock, without increasing or decreasing the amount of stated capital or paid-in surplus of the Corporation, provided that no fractional shares of Common Stock shall be issued to any holder, and that instead of issuing such fractional shares of Common Stock, the Corporation shall pay in cash, as of the time this amendment becomes effective, an amount equal to the product of the closing trading price of one share of Common Stock on the Nasdaq Capital Market on the business day immediately prior to the day the adjustment to the number of shares of Common Stock is made to the books of the Corporation.

The total number of shares which this Corporation is authorized to issue is 13,000,000, consisting of 8,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. The Common Stock is subject to the rights and preferences of the Preferred Stock as hereinafter set forth.

ARTICLE III

Article X is amended to add a new Section 10.3 thereto:

10.3 Amendment of Restated Article of Incorporation by the Board of Directors.  Notwithstanding the provisions of Section 10.1 and Section 10.2, the Restated Articles of Incorporation may be amended by the Board of Directors without shareholder action to the extent permitted by Section 23B.10.020 of the Washington Business Corporation Act.

ARTICLE IV.

All other provisions of the Restated Articles of Incorporation of the Corporation, as amended, shall remain in full force and effect.

ARTICLE V.

The date of adoption of this amendment was: April   , 2008.

A-1

ARTICLE VI.

The amendment was adopted by the directors in accordance with the provisions of RCW 23B.10.030.

ARTICLE VII.

The amendment was adopted by the shareholders in accordance with the provisions of RCW 23B.10.040 on May   , 2008.

ARTICLE VIII.

These Articles will be effective upon filing.

DATED this day of          , 2008.

LOUD TECHNOLOGIES, INC.

James T. Engen
Chairman, President and Chief Executive Officer

A-2

ANNEX B:

THIRD ARTICLES OF AMENDMENT TO
RESTATED ARTICLES OF INCORPORATION OF
LOUD TECHNOLOGIES, INC.

Pursuant to RCW 23B.10.060 of the Washington Business Corporation Act, the following Third Articles of Amendment to the Restated Articles of Incorporation are herewith submitted for filing.

ARTICLE I.

Article II, Section 2.1 is hereby amended by deleting Section 2.1 in its entirety and replacing it with the following:

2.1 Authorized Capital.  Without regard to any other provision of these Restated Articles of Incorporation, each one (1) share of issued and outstanding Common Stock and each one (1) share of Common Stock reserved for future issuance under a stock option or warrant immediately prior to the time this amendment becomes effective shall be and is hereby automatically reclassified and changed (without any further act) into one-fifth (1/5th) of a fully-paid and nonassessable share of Common Stock, without increasing or decreasing the amount of stated capital or paid-in surplus of the Corporation, provided that no fractional shares of Common Stock shall be issued to any holder, and that instead of issuing such fractional shares of Common Stock, the Corporation shall pay in cash, as of the time this amendment becomes effective, an amount equal to the product of the closing trading price of one share of Common Stock on the Nasdaq Capital Market on the business day immediately prior to the day the adjustment to the number of shares of Common Stock is made to the books of the Corporation.

The total number of shares which this Corporation is authorized to issue is 17,000,000, consisting of 12,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. The Common Stock is subject to the rights and preferences of the Preferred Stock as hereinafter set forth.

ARTICLE II.

All other provisions of the Restated Articles of Incorporation of the Corporation, as amended, shall remain in full force and effect.

ARTICLE III.

The date of adoption of this amendment was: April   , 2008.

ARTICLE IV.

The amendment was adopted by the directors in accordance with the provisions of RCW 23B.10.030.

ARTICLE V.

These Articles will be effective upon filing.

DATED this           day of                , 2008.

LOUD TECHNOLOGIES, INC.

James T. Engen
Chairman, President and Chief Executive Officer

B-1

ANNEX C:

CONVERTIBLE SENIOR SUBORDINATED SECURED PROMISSORY NOTE

March 18, 2008	$7,500,000

FOR VALUE RECEIVED, LOUD Technologies Inc., a Washington corporation (LOUD Technologies Inc., together with each other Person which is joined as a “Maker” pursuant to a joinder agreement, individually and collectively, jointly and severally, the “Maker”) hereby covenants and promises to pay to Sun Mackie, LLC, a Delaware limited liability company, or its successors and assigns (the “Payee”) the principal amount of SEVEN MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($7,500,000), together with interest thereon calculated from the date hereof in accordance with the provisions of this Note.

This Note and the indebtedness evidenced hereby are subordinate in the manner and to the extent set forth in that certain Intercreditor Agreement, dated as of the date hereof, among Payee, Ableco Finance LLC, a Delaware limited liability company (“Ableco”), as collateral agent for the Lenders as defined therein (in such capacity, together with any successor collateral agent, the “Collateral Agent”), and GMAC Commercial Finance LLC (“GMAC”), as administrative agent for the Lenders defined therein (in such capacity, together with any successor administrative agent, the “Administrative Agent”; and together with the Collateral Agent, each an “Agent” and collectively, the “Agents”) (as amended, restated, supplemented, or otherwise modified from time to time, the “Subordination Agreement”), and each holder of this Note, by its acceptance hereof, shall be bound by the provisions of the Subordination Agreement.

1.  Interest.

(a) Interest Accrual.  Interest shall accrue on a quarterly basis at a rate of fifteen and one-quarter percent (15.25%) per annum (calculated on the basis of a 360-day year comprised of twelve 30-day months) on the unpaid principal balance of this Note outstanding from time to time, or (if less) at the highest rate then permitted by applicable law. The Maker shall pay to the Payee all accrued and unpaid interest on the Interest Payment Dates, beginning March 31, 2008, by increasing the principal amount of this Note by the amount of such accrued and unpaid interest (“PIK Interest”) pursuant to Section 1(b) below. All accrued interest which for any reason has not theretofore been paid shall be paid in full on the date on which the final principal payment on this Note is made. Interest shall accrue on any principal payment due under this Note and, to the extent permitted by applicable law, on any interest which has not been paid on the date on which it is due and payable until such time as payment therefor is actually delivered to the Payee. Upon the conversion of all or part of the amounts outstanding under this Note into Common Stock pursuant to Section 8, interest will cease to accrue with respect to any such amounts converted into Common Stock.

(b) PIK Interest; Capitalization of Interest.  All interest which accrues on or before any Interest Payment Date (the “Capitalization Date”) shall be deemed to be paid in kind and added to the principal amount outstanding hereunder, in each case, as of the Capitalization Date. Except as expressly provided herein, the term “Note” shall include all PIK Interest deemed to be added to the principal amount outstanding hereunder pursuant to this Section 1(b).

2.  Principal.

(a) Maturity Date.  On June 29, 2012 (the “Maturity Date”), the Maker shall pay the entire unpaid principal amount of this Note then outstanding to the Payee, together with all accrued and unpaid interest thereon.

(b) Mandatory Prepayment.  Subject to the terms of the Subordination Agreement and the Payee’s right to convert this Note into Common Stock pursuant to Section 8, upon the occurrence of a Fundamental Change, the Maker shall redeem this Note in full at a price equal to the unpaid principal amount of the Note, plus all accrued and unpaid interest. Except as provided in the foregoing sentence, this Note may not be prepaid by the Maker without the consent of the Majority Payees.

(c) Replacement Notes.  The Maker or the Payee may, but shall not be obligated to, request the issuance of replacement notes to evidence any increases in the principal amount of this Note pursuant to Section 1(b) with such replacement notes being identical in form and substance in all respects to this Note. Upon any such request, the

Maker shall issue such replacement notes and the holder(s) of this Note or such replacement notes shall return such notes to be replaced to the Maker, in each case marked “cancelled”, or deliver to the Maker a lost note indemnity in form and substance reasonably satisfactory to the Maker. The replacement and cancellation of notes pursuant to this Section 2(c) shall in no way be a novation of the indebtedness evidenced by the notes being replaced and cancelled nor shall the security interests granted pursuant to any Senior Subordinated Note Document be released, terminated or otherwise impaired by such replacement and cancellation.

(d) Application of Principal Payments and Reductions.  All payments and prepayments of principal on this Note and all principal reductions effected in accordance with the terms of this Note shall be applied first, to the accrued and unpaid interest due under this Note, and second, to the unpaid principal balance of this Note then outstanding (including principal attributable to the capitalization of PIK Interest in accordance with Section 1(b)).

3.  Guarantee.  All obligations of the Maker under this Note and the other Senior Subordinated Note Documents are hereby guaranteed by Mackie Designs Inc., a Washington corporation, SIA Software Company Inc., a New York corporation, and St. Louis Music, Inc., a Missouri corporation and each other current or future Domestic Subsidiary of the Maker (collectively, “Guarantors”) pursuant to the terms set forth on Exhibit A attached hereto and made a part hereof.

4.  Transaction Fee.  In consideration of the loan made pursuant to this Note, and not in limitation of any other fee paid or payable to the Payee under any of the Senior Subordinated Note Documents at any time, the Maker shall, on the date hereof, pay to the Payee, or the Payee, at its option, may set off against the amount loaned to the Maker pursuant to this Note, a fee in the amount of $150,000, which fee shall be fully earned and payable as of the date hereof and constitutes part of the Obligations. The Maker agrees that, once paid, the foregoing fee shall be nonrefundable.

5.  Representations and Warranties.  The Maker hereby represents and warrants to the Payee that each of the representations and warranties set forth in the First Lien Credit Agreement are true and correct as of the date hereof, and each such representation and warranty is incorporated mutatis mutandis as if set forth fully in this Note and as if applicable to the Payee and the Senior Subordinated Note Documents. The Maker further represents and warrants to the Payee that (a) the execution, delivery and performance of the Senior Subordinated Note Documents to which the Maker is a party have been duly authorized by the Maker, (b) the Senior Subordinated Note Documents constitute a valid and binding obligation of the Maker, enforceable in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, or other laws affecting creditors’ rights generally and limitations on the availability of equitable remedies, and (c) the execution and delivery by the Maker of the Senior Subordinated Not Documents to which the Maker is a party, and the fulfillment of and compliance with the respective terms hereof and thereof by the Maker, do not and shall not (i) conflict with or result in a breach of the terms of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge, or encumbrance upon the Maker’s capital stock or assets pursuant to, (iv) give any third party the right to modify, accelerate or accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption, or other action by or notice to any court or administrative or governmental body pursuant to, its articles of incorporation or bylaws or any material law, statute, rule or regulation, including the rules of any stock exchange, to which the Maker is subject, or any material agreement, instrument, order, judgment or decree to which the Maker is subject, except where any such condition would not have a material adverse effect on the Maker.

6.  Covenants.

(a) Maintenance of the Maker’s Business.  So long as any amount remains due and outstanding under this Note, the Maker will, and will cause each of its Subsidiaries to:

(i) at all times cause to be done all things necessary to maintain, preserve and renew its corporate existence (except that a Subsidiary may be merged or liquidated into the Maker or another Subsidiary) and all material licenses, authorizations and permits necessary to the conduct of its businesses;

(ii) maintain and keep its properties in good repair, working order and condition, and from time to time make all necessary or desirable repairs, renewals and replacements, so that its businesses may be properly and advantageously conducted in all material respects at all times;

(iii) pay and discharge when payable all taxes, assessments and governmental charges imposed upon its properties or upon the income or profits therefrom (in each case before the same becomes delinquent and before penalties accrue thereon) and all claims for labor, materials or supplies to the extent to which the failure to pay or discharge such obligations would reasonably be expected to have a material adverse effect upon the financial condition, operating results, assets, operations or business prospects of the Maker and its Subsidiaries taken as a whole, unless and to the extent that the same are being contested in good faith and by appropriate proceedings and adequate reserves (as determined in accordance with GAAP) have been established on its books and financial statements with respect thereto;

(iv) comply with all other obligations which it incurs pursuant to any contract or agreement, whether oral or written, express or implied, as such obligations become due to the extent to which the failure to so comply would reasonably be expected to have a material adverse effect upon the financial condition, operating results, assets, operations or business prospects of the Maker and its Subsidiaries taken as a whole, unless and to the extent that the same are being contested in good faith and by appropriate proceedings and adequate reserves (as determined in accordance with GAAP) have been established on its books and financial statements with respect thereto;

(v) comply with all applicable laws, rules and regulations of all governmental authorities, the violation of which would reasonably be expected to have a material adverse effect upon the financial condition, operating results, assets, operations or business prospects of the Maker and its Subsidiaries taken as a whole;

(vi) apply for and continue in force with good and responsible insurance companies adequate insurance covering risks of such types and in such amounts as are customary for companies of similar size engaged in similar lines of business; and

(vii) maintain proper books of record and account which present fairly in all material respects its financial condition and results of operations and make provisions on its financial statements for all such proper reserves as in each case are required in accordance with GAAP.

(b) SEC Filings.  The Maker will file all reports required to be filed by it under the Securities Act of 1933, as amended (the “Securities Act”), and the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”), and the rules and regulations adopted by the Securities and Exchange Commission thereunder in a timely and accurate manner. Upon request, the Maker will deliver to the Payee a written statement as to whether it has complied with such requirements. The Maker’s failure to file a report required to be filed under the Securities Act or the Exchange Act, as the case may be, shall not constitute an Event of Default (as defined in Section 7 below) hereunder if such failure, in the case of an Exchange Act filing, is excused by the application of Exchange Act Rule 12b-25.

(c) Shareholder Approval.  The Maker will submit (i) the Senior Subordinated Note Documents and the transactions contemplated hereby and thereby (including the issuance of shares to the Payee should the Payee exercise its right to convert this Note into shares of Common Stock pursuant to Section 8 hereof), and (ii) an amendment to the articles of incorporation of the Maker increasing the number of authorized shares to an amount sufficient to permit conversion of this Note pursuant to Section 8 hereof (including PIK Interest) for approval by its shareholders at the Maker’s next annual shareholders meeting. The Maker shall include in the proxy statement for such meeting the recommendation of the Special Committee of the Board of Directors and the Board of Directors of the Maker in favor of the approval of the Proposals and such proxy statement shall provide that the vote of the shares held by the Payee shall be sufficient for approval of the Proposals (provided the Payee owns at least 66 2/3% of the outstanding shares of the Maker on the record date for such meeting). The proxy statement for such annual Meeting shall be filed with the SEC not later than April 29, 2008 and such meeting held no later than May 31, 2008.

(d) Audited Financial Statements.  The Maker agrees to deliver, or cause to be delivered, to the Payee the Audited Financial Statements for each Fiscal Year substantially simultaneously with the delivery thereof to the Administrative Agent and the Lenders under the First Lien Credit Agreement.

(e) Notifications of Defaults on First Lien Financing Agreement.  As soon as practicable and in event within two (2) Business Days after giving or receiving any notice that a default or event of default has occurred under the First Lien Credit Agreement, the Maker will deliver to the Payee a copy of any such notice.

(f) Guarantees and Collateral.  The Maker will deliver, or cause to delivered, such guarantees, security agreement, mortgages and other collateral documents as are necessary to provide the Payee with guarantees by the same entities and security interests in the same assets as the guarantees and collateral documents delivered pursuant to the First Lien Credit Agreement, together with such opinions, title insurance policies, endorsements, financing statements, control agreements (other than to the extent the Collateral Agent is the bailee for the Payee in accordance with the Subordination Agreement) and other agreements, documents and instruments in furtherance of such guarantees and collateral arrangements as the Payee may from time to time reasonably request.

(g) Additional Subsidiary Guarantors.  Each Domestic Subsidiary acquired or created shall as soon as practicable, but in any event within five (5) Business Days after the time it becomes a guarantor of the obligations under the First Lien Credit Agreement, execute a guaranty in the form attached hereto as Exhibit A and reasonably satisfactory in form and substance to the Majority Payees.

7.  Events of Default; Remedies.

(a) Events of Default.  The term “Event of Default” as used herein means the occurrence or happening, at any time and from time to time, any of the following:

(i) the failure of the Maker to pay when due and payable (whether at maturity, upon a Fundamental Change or otherwise) the full amount of interest then accrued on this Note (including any PIK Interest) and the full amount of any principal payment on this Note;

(ii) the occurrence of an Insolvency Event;

(iii) the failure of the Maker to deliver any shares of Common Stock required to be delivered by the Maker upon conversion of this Note pursuant to Section 8, which failure is not remedied within fifteen (15) calendar days of the Payee’s conversion of this Note;

(iv) the failure of the Maker or any Guarantor to comply with any covenant or agreement contained in any of the Senior Subordinated Note Documents, which non-compliance is not cured within fifteen (15) calendar days after receipt of written notice from the Payee; provided, however, that the Maker shall have sixty (60) calendar days after receipt of written notice to remedy, or receive a waiver for, any failure to comply with Section 6(b) so long as the Maker is using commercially reasonable efforts to cure such failure as promptly as reasonably practicable;

(v) (A) the failure of the Maker or any of its Subsidiaries to pay in full any principal of or interest or premium on any of its indebtedness (excluding the obligations hereunder) to the extent that the aggregate principal amount of all such indebtedness exceeds $1,000,000 when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after any applicable grace period, if any, specified in the agreement or instrument relating to such indebtedness, or (B) any other default under any agreement or instrument relating to any such indebtedness, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such other default or event is to accelerate the maturity of such indebtedness;

(vi) a judgment in excess of $1,000,000 is rendered against the Maker or any Subsidiary and, within 60 days after entry thereof, such judgment is not discharged in full or execution thereof stayed pending appeal, or within sixty (60) days after the expiration of any such stay, such judgment is not discharged in full;

(vii) any representation or warranty made or deemed made by or on behalf of Maker or any Guarantor or by any officer of the foregoing under or in connection with the Senior Subordinated Note Documents or under or in connection with any report, certificate, or other document delivered to any Payee shall have been incorrect in any material respect when made or deemed made;

(viii) any material provision of this Note, or any other Senior Subordinated Note Document shall at any time for any reason (other than pursuant to the express terms thereof) cease to be valid and binding on or enforceable against the Maker or any Guarantor intended to be a party thereto, or the validity or enforceability thereof shall be contested by any party thereto, or a proceeding shall be commenced by the Maker or any Guarantor or any governmental authority having jurisdiction over any of them, seeking to establish the invalidity or unenforceability thereof, or the Maker or any Guarantor shall deny in writing that it has any liability or obligation purported to be created under this Note, or any other Senior Subordinated Note Document; or

(ix) any security agreement, any mortgage or any other security document, after delivery thereof pursuant hereto, shall for any reason fail or cease to create a valid and perfected lien in favor of the Payee on any Collateral purported to be covered thereby.

(b) Remedies.

(i) Subject to the Subordination Agreement, upon the occurrence of an Event of Default, the Majority Payees may declare all or any portion of the unpaid Obligations to be immediately due and payable (provided, however, that if an Event of Default specified in Section 7(a)(ii) occurs, the entire unpaid Obligations shall forthwith become and be immediately due and payable without any declaration or other act on the part of the Majority Payees).

(ii) Subject to the Subordination Agreement, upon the occurrence of any Event of Default and for so long as any Event of Default is continuing, the interest rate on this Note shall increase immediately by an increment of two (2) percentage points to the extent permitted by law. Any increase of the interest rate resulting from the operation of this Section 7(b)(ii) shall terminate as of the close of business on the date on which no Events of Default exist (subject to subsequent increases pursuant to this Section 7(b)(ii)). All additional interest accrued pursuant to this Section 7(b)(ii) shall be capitalized on any relevant Capitalization Date in accordance with Section 1(b).

(iii) Each Payee shall also have any other rights which such Payee may have been afforded under any contract or agreement at any time and any other rights which such Payee may have pursuant to applicable law.

8.  Conversion.

(a) Conversion Procedure.

(i) At any time and from time to time prior to the payment of this Note in full, at the Payee’s option, the Payee may convert all or any portion of the principal amount and accrued and unpaid interest outstanding under this Note into a number of shares of the Conversion Stock (excluding any fractional share) determined by dividing the principal amount designated by such Payee to be converted by the Conversion Price then in effect; provided, that such conversion may not take place until the Maker’s shareholders (without giving effect to the conversion contemplated by this Section 8(a)(i)) have approved the issuance of the Common Stock issuable upon conversion of this Note.

(ii) Except as otherwise expressly provided herein, each conversion of this Note shall be deemed to have been effected as of the close of business on the date on which this Note has been surrendered for conversion at the principal office of the Maker. At such time as such conversion has been effected, the rights of the Payee as the holder of this Note to the extent of the conversion shall cease, and the Person or Persons in whose name or names any certificate or certificates for shares of Conversion Stock are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the shares of Conversion Stock represented thereby.

(iii) Notwithstanding any other provision hereof, if a conversion of any portion of this Note is to be made in connection with a sale of the Maker, the conversion of any portion of this Note may, at the election of the Payee, be conditioned upon the consummation of the sale of the Maker, in which case such conversion shall not be deemed to be effective until the consummation of such transaction.

(iv) As soon as possible after a conversion has been effected (but in any event within five (5) Business Days in the case of clause (A) below), the Maker shall deliver to the converting Payee:

(A) a certificate or certificates representing the number of shares of Conversion Stock (excluding any fractional share) issuable by reason of such conversion in such name or names and such denomination or denominations as the converting Payee has specified; and

(B) a new Note representing any portion of the principal amount or accrued and unpaid interest which was represented by the Note surrendered to the Maker in connection with such conversion but which was not converted.

(v) If any fractional share of Conversion Stock would, except for the provisions hereof, be deliverable upon conversion of this Note, the Maker, in lieu of delivering such fractional share, shall pay an amount equal to the Market Price of such fractional share as of the date of such conversion.

(vi) The issuance of certificates for shares of Conversion Stock upon conversion of this Note shall be made without charge to the Payee hereof for any issuance tax in respect thereof or other cost incurred by the Maker in connection with such conversion and the related issuance of shares of Conversion Stock. Upon conversion of this Note, the Maker shall take all such actions as are necessary in order to insure that the Conversion Stock issuable with respect to such conversion shall be validly issued, fully paid and nonassessable.

(vii) The Maker shall not close its books against the transfer of Conversion Stock issued or issuable upon conversion of this Note in any manner which interferes with the timely conversion of this Note. The Maker shall assist and cooperate with any Payee required to make any governmental filings or obtain any governmental approval prior to or in connection with the conversion of this Note (including, without limitation, making any filings required to be made by the Maker).

(viii) The Maker shall at all times reserve and keep available out of its authorized but unissued shares of Conversion Stock, solely for the purpose of issuance upon the conversion of the Note, such number of shares of Conversion Stock issuable upon the conversion of all outstanding Notes. All shares of Conversion Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Maker shall take all such actions as may be necessary to assure that all such shares of Conversion Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Conversion Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Maker upon each such issuance).

(b) Conversion Price.

(i) The initial Conversion Price shall be $5.00 per share of Common Stock. In order to prevent dilution of the conversion rights granted under the Notes, the Conversion Price shall be subject to adjustment from time to time pursuant to this Section 8(b).

(ii) If and whenever the Maker issues or sells, or in accordance with Section 8(c) is deemed to have issued or sold, any shares of Common Securities for a consideration per share less than the Conversion Price in effect immediately prior to such time, then immediately upon such issue or sale the Conversion Price shall be reduced to the Conversion Price determined by dividing (A) an amount equal to the sum of (x) the product derived by multiplying the Conversion Price in effect immediately prior to such issue or sale by the number of shares of Common Stock Deemed Outstanding immediately prior to such issue or sale, plus (y) the consideration, if any, received by the Maker upon such issue on sale, by (B) the number of shares of Common Stock Deemed Outstanding immediately after such issue or sale.

(c) Effect on Conversion Price of Certain Events.  For purposes of determining the adjusted Conversion Price under Section 8(b), the following shall be applicable:

(i) Issuance of Rights or Options.  If the Maker in any manner grants or sells any Options and the price per share for which Common Securities are issuable upon the exercise of such Options, or upon conversion or exchange of any Convertible Securities issuable upon exercise of such Options, is less than the Conversion Price in effect immediately prior to the time of the granting or sale of such Options, then the total maximum number of shares of Common Securities issuable upon the exercise of such Options, or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options, shall be deemed to be outstanding and to have been issued and sold by the Maker at the time of the granting or sale of such Option for such price per share. For purposes of this Section 8(c)(i), the “price per share for which Common Securities are issuable upon exercise of such Options or upon conversion or exchange of such Convertible Securities” is determined by dividing (A) the total amount, if any, received or receivable by the Maker as consideration for the granting or sale of such Options, plus the minimum aggregate amount of additional consideration payable to the Maker upon the exercise of all such Options, plus in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Maker upon the issuance or sale of such Convertible Securities and the conversion or exchange thereof, by (B) the total maximum number of shares of Common Securities issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options. No adjustment of the Conversion Price shall be made upon the actual issuance of such Common Securities or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Common Securities upon conversion or exchange of such Convertible Securities.

(ii) Issuance of Convertible Securities.  If the Maker in any manner issues or sells any Convertible Securities and the price per share for which Common Securities are issuable upon conversion or exchange thereof is less than the Conversion Price in effect immediately prior to the time of such issue or sale, then the maximum number of shares of Common Securities issuable upon conversion or exchange of all such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Maker at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this Section 8(c)(ii), the “price per share for which Common Securities are issuable upon conversion or exchange thereof” is determined by dividing (A) the total amount received or receivable by the Maker as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Maker upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Securities issuable upon the conversion or exchange of all such Convertible Securities. No adjustment of the Conversion Price shall be made upon the actual issue of such Common Securities upon conversion or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustments of the Conversion Price had been or are to be made pursuant to other provisions of this Section 8(c), no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

(iii) Change in Option Price or Conversion Rate.  If the purchase price provided for in any Option, the additional consideration (if any) payable upon the issue, conversion or exchange of any Convertible Security, or the rate at which any Convertible Security is convertible into or exchangeable for Common Securities changes at any time, the Conversion Price in effect at the time of such change shall be adjusted immediately to the Conversion Price which would have been in effect at such time had such Option or Convertible Security originally provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold; provided, that if such adjustment of the Conversion Price would result in an increase in the Conversion Price then in effect, such adjustment shall not be effective until thirty (30) calendar days after written notice thereof has been given to all Payees. For purposes of this Section 8(c), if the terms of any Option or Convertible Security which was outstanding as of the date of issuance of this Note are changed in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Securities deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change; provided, that no such change shall at any time cause the Conversion Price hereunder to be increased.

(iv) Treatment of Expired Options and Unexercised Convertible Securities.  Upon the expiration of any Option or the termination of any right to convert or exchange any Convertible Securities without the exercise of such Option or right, the Conversion Price then in effect hereunder shall be adjusted immediately to the Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued; provided, that if such expiration or termination would result in an increase in the Conversion Price then in effect, such increase shall not be effective until thirty (30) calendar days after written notice thereof has been given to all Payees. For purposes of this Section 8(c), the expiration or termination of any Option or Convertible Security which was outstanding as of the date of issuance of this Note shall not cause the Conversion Price hereunder to be adjusted unless, and only to the extent that, a change in the terms of such Option or Convertible Security caused it to be deemed to have been issued after the date of issuance of this Note.

(v) Calculation of Consideration Received.  If any Common Securities, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the net amount received by the Maker therefor. In case any Common Securities, Options or

Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Maker shall be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Maker shall be the Market Price thereof as of the date of receipt. In case any Securities, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Maker is the surviving entity, the amount of consideration therefor shall be deemed to be the fair value of the portion of the net assets of the non-surviving entity that is attributable to such Common Securities, Options or Convertible Securities, as the case may be. The fair value of any consideration or net assets other than cash and securities (and, if applicable, the portion thereof attributable to any such stock or securities) shall be determined jointly by the Maker and the holders of a majority of the outstanding principal amount of the Notes. If such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an appraiser jointly selected by the Maker and the holders of a majority of the outstanding principal amount of the Notes. The determination of such appraiser shall be final and binding upon the parties, and the fees and expenses of such appraiser shall be borne by the Maker.

(vi) Integrated Transactions.  In case any Option is issued in connection with the issue or sale of other securities of the Maker, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options shall be deemed to have been issued without consideration.

(vii) Treasury Shares.  The number of shares of Common Securities outstanding at any given time does not include shares owned or held by or for the account of the Maker or any Subsidiary, and the disposition of any shares so owned or held shall be considered an issue or sale of Common Securities.

(viii) Record Date.  If the Maker takes a record of the holders of Common Securities for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Securities, Options or in Convertible Securities or (B) to subscribe for or purchase Common Securities, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Securities deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(d) Subdivision or Combination of Common Securities.  If the Maker at any time subdivides (by any stock split, stock dividend or otherwise) one or more classes of its outstanding shares of Common Securities into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and if the Maker at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Securities into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

(e) Reorganization, Reclassification, Consolidation, Merger or Sale.  Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Maker’s assets or other transaction, which in each case is effected in such a manner that holders of Common Securities are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Securities is referred to herein as an “Organic Change.” Prior to the consummation of any Organic Change, the Maker shall make lawful and adequate provision (in form and substance satisfactory to the holders of a majority of the principal amount of the Notes then outstanding) to ensure that each of the Payees shall thereafter have the right to acquire and receive, in lieu of or addition to (as the case may be) shares of Conversion Stock immediately theretofore acquirable and receivable upon the conversion of such holder’s Note, such shares of stock, securities or assets as would have been issued or payable in such Organic Change (if the Payee had exercised this Note immediately prior to such Organic Change) with respect to or in exchange for the number of shares of Conversion Stock immediately theretofore acquirable and receivable upon conversion of such Payee’s Note had such Organic Change not taken place. In any such case, appropriate provision (in form and substance satisfactory to the Majority Payees) shall be made with respect to such Payee’s rights and interests to insure that the provisions of this Section 8 and Sections 9 and 10 shall thereafter be applicable in relation to any shares of stock, securities or assets thereafter deliverable upon the conversion of the Notes (including, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Maker, an immediate adjustment of the Conversion

Price to the value for the Common Securities reflected by the terms of such consolidation, merger or sale, and a corresponding immediate adjustment in the number of shares of Conversion Stock acquirable and receivable upon conversion of the Notes, if the value so reflected is less than the Conversion Price in effect immediately prior to such consolidation, merger or sale). The Maker shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Maker) resulting from consolidation or merger or the entity purchasing such assets assumes by written instrument (in form reasonably satisfactory to the Majority Payees), the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

(f) Certain Events.  If any event occurs of the type contemplated by the provisions of this Section 8 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Maker’s board of directors shall make an appropriate adjustment in the Conversion Price so as to protect the rights of the Payees; provided, that no such adjustment shall increase the Conversion Price as otherwise determined pursuant to this Section 8 or decrease the number of shares of Conversion Stock issuable upon conversion of the Notes then outstanding.

(g) Notices.

(i) Immediately upon any adjustment of the Conversion Price, the Maker shall send written notice thereof to the Payee, setting forth in reasonable detail and certifying the calculation of such adjustment.

(ii) The Maker shall send written notice to the Payee at least twenty (20) calendar days prior to the date on which the Maker closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Securities, (B) with respect to any pro rata subscription offer to holders of Common Securities or (C) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

(iii) The Maker shall also give at least twenty (20) calendar days prior written notice of the date on which any Organic Change, Fundamental Change, dissolution or liquidation shall take place.

9.  Liquidating Dividends.  If the Maker declares a dividend upon the Common Securities payable otherwise than in cash out of earnings or earned surplus (determined in accordance with GAAP) except for a stock dividend payable in shares of Common Securities (a “Liquidating Dividend”), then the Maker shall pay to the Payee at the time of payment thereof the Liquidating Dividend which would have been paid to the Payee on the Conversion Stock had this Note been fully converted immediately prior to the date on which a record is taken for such Liquidating Dividend, or, if no record is taken, the date as of which the record holders of Common Securities entitled to such dividends are to be determined.

10.  Purchase Rights.  If at any time the Maker grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Securities (the “Purchase Rights”), then each Payee shall be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such Payee could have acquired if such Payee had held the number of shares of Conversion Stock acquirable upon conversion of such Payee’s Note immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Securities are to be determined for the grant, issue or sale of such Purchase Rights.

11.  Registration Agreement.  The Maker and the Payee agree and acknowledge that the shares issuable by the Maker pursuant to Section 8 of this Note are “Sun Registrable Securities” pursuant to and as defined in that certain Registration Agreement dated February 21, 2003 by and among the Maker, the Payee and the other parties signatory thereto; provided, that if this Note is assigned pursuant to Section 15 of this Note to any Person other than an affiliate of Sun Mackie, LLC, such assignee will be deemed a party to such Registration Agreement and the shares issuable by the Maker pursuant to Section 8 of this Note shall be “Other Registrable Securities” pursuant to and as defined in such Registration Agreement.

12.  Amendment or Waiver.  Except as otherwise expressly provided herein and except as otherwise expressly provided in the Subordination Agreement, the provisions of this Note may be amended or waived and the Maker may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Maker has obtained the written consent of the Majority Payees; provided, that, except to the extent specifically provided for herein, no such action shall change (i) the rate at which or the manner in which interest accrues on this Note or the times at which such interest becomes payable, (ii) any provision relating to the scheduled payments or prepayments of principal on this Note, (iii) the Conversion Price of this Note or the number of shares or the class of stock into which this Note is convertible or (iv) any provision of this Section 12, without the written consent of 100% of the Payees.

13.  Definitions.  For purposes of this Note, the following capitalized terms have the following meaning:

“Ableco” is defined in the second introductory paragraph of this Note.

“Administrative Agent” is defined in the second introductory paragraph of this Note.

“Agent” is defined in the second introductory paragraph of this Note.

“Audited Financial Statements” means, with respect to any Fiscal Year, the consolidated balance sheets, statements of operations and retained earnings and statements of cash flows of the Maker and its Subsidiaries as of the end of such Fiscal Year, together with the report and opinion of the independent certified public accountants for such entities, in each case as delivered in accordance with the First Lien Credit Agreement.

“Business Day” means each day other than a Saturday, Sunday or legal holiday in the States of Delaware and Washington.

“Capitalization Date” is defined in Section 1(b) of this Note.

“Collateral” means all of the property and assets and all interests therein and proceeds thereof now owned or hereafter acquired by any Person upon which a lien or security interest is granted or purported to be granted by such Person as security for all or any part of the obligations under this Note or the other Senior Subordinated Note Documents.

“Collateral Agent” is defined in the second introductory paragraph of this Note.

“Common Stock” means the common stock, without par value, of the Maker as constituted on the date hereof and any stock into which any such common stock is changed or any stock resulting from any stock split, stock dividend or other recapitalization or reclassification of any such common stock.

“Common Securities” means Common Stock, and any capital stock of any class of the Maker hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Maker.

“Common Stock Deemed Outstanding” means, at any given time, the number of shares of Common Securities actually outstanding at such time, plus the number of shares of Common Securities deemed to be outstanding pursuant to Sections 8(c)(i) and 8(c)(ii) hereof, regardless of whether or not the Options and Convertible Securities are actually exercisable at such time, but excluding any shares of Common Stock issuable upon conversion of the Notes.

“Conversion Price” is defined in Section 8(b) of this Note.

“Conversion Stock” means shares of the Maker’s authorized but unissued Common Stock; provided, that if there is a change such that the securities issuable upon conversion of the Notes are issued by an entity other than the Maker or there is a change in the class of securities so issuable, then the term “Conversion Stock” shall mean one share of the security issuable upon conversion of this Note if such security is issuable in shares, or shall mean the smallest unit in which such security is issuable if such security is not issuable in shares.

“Convertible Securities” means any stock or securities (directly or indirectly) convertible into or exchangeable for Common Securities.

“Domestic” means, with respect to any entity, an entity incorporated or otherwise organized or existing under the laws of the United States, any state thereof or any territory or possession of the United States.

“Event of Default” is defined in Section 7(a) of this Note.

“First Lien Credit Agreement” means the Financing Agreement dated as of March 30, 2007 by and among the Maker, certain Subsidiaries of the Maker, the lenders from time to time party thereto, Ableco, as Administrative Agent for such lenders, and GMAC, as Collateral Agent for such lenders, together with all amendments, restatements, supplements, modifications, renewals, extensions, refundings, refinancings, deferrals and restructurings thereof.

“Fiscal Year” means the fiscal year ending on December 31 of each year.

“Fundamental Change” means the consummation of any transaction or series of transactions (including any merger, consolidation, recapitalization or restructuring), the result of which is that (i) Sun Mackie, LLC and its affiliates cease to own 50% or more of the voting power of the Maker, or in the case of clause (ii), the entity to which the consolidated assets of the Maker are transferred, (ii) any person or group of related persons unaffiliated with Sun Mackie, LLC acquires all or substantially all of the assets of the Maker, (iii) the Maker is liquidated or dissolved, (iv) during any twelve (12)-month period, a majority of the board of directors of the Maker ceases to be comprised of existing board members at the beginning of the period and any new directors whose election was approved by at least two-thirds of the directors then still in office, or (v) any “Change of Control” under or as defined in the First Lien Credit Agreement.

“GAAP” means U.S. generally accepted accounting principles consistently applied and as in effect at the relevant time or the relevant period.

“GMAC” is defined in the second introductory paragraph of this Note.

“Guarantor” is defined in Section 3 of this Note.

“Insolvency Event” means the occurrence of any of the following: (i) the Maker or any of its Subsidiaries makes a general assignment for the benefit of creditors; (ii) an order, judgment or decree is entered adjudicating the Maker or any of its Subsidiaries bankrupt or insolvent; (iii) any order for relief with respect to the Maker or any of its Subsidiaries is entered under the Federal Bankruptcy Code; (iv) the Maker or any of its Subsidiaries petitions or applies to any tribunal for the appointment of a custodian, trustee, receiver or liquidator of the Maker or any of its Subsidiaries or of any substantial part of the assets of the Maker or any of its Subsidiaries, or commences any proceeding relating to the Maker or any of its Subsidiaries under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction; or (v) any such petition or application is filed, or any such proceeding is commenced, against the Maker or any of its Subsidiaries and not dismissed or stayed within 60 calendar days after the commencement thereof.

“Interest Payment Date” means March 31, June 30, September 30 and December 31.

“Legend” is defined in Section 16(d) of this Note.

“Liquidating Dividend” is defined in Section 9 of this Note.

“Majority Payees” means the holders of a majority of then outstanding principal amount of this Note and any additional notes issued in connection with assignments and transfers permitted by Section 15.

“Maker” is defined in the first introductory paragraph of this Note.

“Market Price” of any security means the average of the closing prices of such security’s sales on all securities exchanges on which such security may at the time be listed, or, if there has been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of twenty-one (21) Business Days consisting of the day as of which “Market Price” is being determined and the twenty (20) consecutive Business Days prior to such day. If at any time such security is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the “Market Price” shall be the fair value thereof determined jointly by the Maker and the Majority Payees. If such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an appraiser jointly selected by the Maker and the Majority Payees. The determination of such appraiser shall be final and binding upon the parties, and the fees and expenses of such appraiser shall be borne by the Maker.

“Maturity Date” is defined in Section 2(a) of this Note.

“Obligations” means all obligations, liabilities or sums due or to become due by the Maker or any Guarantor under this Note or any other Senior Subordinated Note Document.

“Options” means any rights or options to subscribe for or purchase Common Securities or Convertible Securities.

“Organic Change” is defined in Section 8(e) of this Note.

“Payee” is defined in the first introductory paragraph of this Note.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

“PIK Interest” is defined in Section 1(a) of this Note.

“Purchase Rights” is defined in Section 10 of this Note.

“Restricted Security” means this Note, all Conversion Stock issuable pursuant to Section 8 of this Note, and any securities issuable by way of a stock split, stock dividend or other recapitalization with respect to the Common Stock issuable pursuant to Section 8 of this Note. As to any particular Restricted Securities, such securities shall cease to be Restricted Securities when they have (a) been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) been distributed to the public through a broker, dealer or market maker pursuant to Rule 144 (or any similar provision then in force) under the Securities Act or (c) been otherwise transferred and, if such Restricted Securities have been certificated, new certificates for them not bearing the Securities Act legend set forth in Section 16(d) have been delivered by the Maker in accordance with Section 16. Whenever any particular securities of the Maker cease to be Restricted Securities, the holder thereof shall be entitled to receive from the Maker, without expense, to the extent such Restricted Security was certificated, new securities of like tenor not bearing a Securities Act legend of the character set forth in Section 16(d).

“Securities Act” is defined in Section 6(b) of this Note.

“Securities Exchange Act” is defined in Section 6(b) of this Note.

“Senior Subordinated Note Documents” means this Note, the Security Agreement, the Stock Pledge Agreement, and any other agreement, document or instrument delivered to or in favor of Payee or any holder in connection with any of the foregoing (to the extent permitted by the First Lien Credit Agreement).

“Subsidiary” of any specified Person means any corporation, partnership, limited liability company, joint venture, association or other business entity, whether now existing or hereafter organized or acquired, (i) in the case of a corporation, of which more than 50% of the total voting power of the capital stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, officers or trustees thereof is held by such first-named Person or any of its Subsidiaries, or (ii) in the case of a partnership, limited liability company, joint venture, association or other business entity, with respect to which such first-named Person or any of its Subsidiaries has the power to direct or cause the direction of the management and policies of such entity by contract or otherwise or if in accordance with GAAP such entity is consolidated with the first-named Person for financial statement purposes.

“Subordination Agreement” is defined in the second introductory paragraph of this Note.

“Transfer” is defined in Section 15 of this Note.

14.  Cancellation.  Immediately after all principal and accrued interest at any time owed on this Note has been paid in full (including by the conversion of one hundred percent (100%) of the amounts outstanding under this Note into shares of Common Stock, which shares are validly authorized and issued to the holder), this Note shall be automatically canceled and the Payee shall immediately surrender this Note to the Maker for cancellation. After cancellation of this Note, this Note shall not be reissued.

15.  Assignment.  The rights and obligations of the Maker and the Payee may not be assigned by the Maker without the prior written consent of the Majority Payees, which consent may be granted or withheld in the Majority Payee’s sole discretion. The Payee may assign at any time this Note to any of its affiliates, any financial institutions or any other Person, in which event, the assignee shall have, to the extent of such assignment, the same rights and benefits as it would have if it were the Payee, except as otherwise provided by the terms of such assignment or participation. Upon a valid assignment of a party’s rights and obligations under this Note, this Note shall inure to the benefit of and be binding upon the successors and permitted assigns and transferees of the Maker and the Payee; provided that in no event shall the sale, exchange, assignment, pledge, hypothecation, transfer or other disposition (each, a “Transfer”) of this Note relieve the Maker of its obligations hereunder or under any other Senior Subordinated Note Documents to which it is a party. In the event of any permitted assignment hereunder, (i) the Maker agrees to pay for all costs associated with documenting, implementing or otherwise accommodating such Transfer, (ii) the prospective Payee shall be, and shall provide a representation that it is, entering into such Transfer for its own account and not with a view to, or for sale in connection with, any subsequent distribution, and (iii) the prospective Payee shall become a party to this Note (or any replacement hereof) and the Subordination Agreement.

16.  Securities Law Restrictions.

(a) This Note is a Restricted Security transferable only pursuant to (i) public offerings registered under the Securities Act, (ii) Rule 144 or Rule 144A of the Securities and Exchange Commission (or any similar rule or rules then in force) if such rule is available and (iii) subject to the conditions specified in Section 16(b) below, any other legally available means of Transfer.

(b) In connection with the transfer of any Restricted Securities (other than a Transfer described in clauses (i) or (ii) of Section 16(a) above), the holder thereof shall deliver written notice to the Maker describing in reasonable detail the transfer or proposed Transfer, together with an opinion of counsel knowledgeable in securities law matters to the effect that such transfer of Restricted Securities may be effected without registration of such Restricted Securities under the Securities Act. In addition, to the extent the Restricted Securities were certificated, if the holder of the Restricted Securities delivers to the Maker an opinion of counsel that such Restricted Securities are not required to contain the Legend, the Maker shall promptly upon such contemplated transfer deliver new certificates for such Restricted Securities which do not bear the Securities Act legend set forth in Section 16(d). If the Maker is not required to deliver new certificates without such legend for such Restricted Securities, the holders shall not transfer the same until the prospective transferee has confirmed to the Maker in writing his, her, or its agreement to be bound by the conditions contained in this Section 16(b).

(c) The Maker shall, upon the request of the holder of such Restricted Securities, remove the legend set forth in Section 16(d) below from the certificates for such Restricted Securities provided that such holder has previously delivered to the Maker an opinion of counsel that such Restricted Securities no longer require the Legend. Each opinion of counsel delivered to the Maker under this Section 16 shall be in form and substance reasonably satisfactory to the Maker.

(d) Each certificate or instrument representing Restricted Securities, if any, shall be imprinted with a legend in substantially the following form (the “Legend”):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY COMPARABLE STATE SECURITIES LAW, AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS THE SAME IS REGISTERED UNDER SAID ACT AND APPLICABLE STATE

SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND THE MAKER HAS RECEIVED EVIDENCE OF SUCH EXEMPTION REASONABLY SATISFACTORY TO THE MAKER.

17.  Payments; Place of Payment.  All payments to be made to the Payee shall be made in the lawful money of the United States of America in immediately available funds.

18.  Place of Payments.  Payments of principal and interest shall be delivered as directed by prior written notice by the Payee to the Maker or, if not specified by such Payee, then to such Payee, at the address of such Payee set forth on the Maker’s records or at such other address as is specified by prior written notice by such Payee to the Maker.

19.  Governing Law.  All questions concerning the construction, validity and interpretation of this Note will be governed by and construed in accordance with the domestic laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

20.  Waiver of Presentment, Demand and Dishonor.  The Maker hereby waives presentment for payment, protest, demand, notice of protest, notice of nonpayment and diligence with respect to this Note, and waives and renounces all rights to the benefits of any statute of limitations or any moratorium, appraisement, exemption, or homestead now provided or that hereafter may be provided by any federal or applicable state statute, including but not limited to exemptions provided by or allowed under the Federal Bankruptcy Code, both as to itself and as to all of its property, whether real or personal, against the enforcement and collection of the Obligations and any and all extensions, renewals, and modifications hereof.

21.  Expenses; Taxes; Attorneys Fees.  The Maker will pay on demand, all costs and expenses incurred by or on behalf of each Payee, including reasonable fees, costs, client charges and expenses of a single counsel selected by the Majority Payees for the collective interests of the Payees, accounting, due diligence, periodic field audits, physical counts, valuations, investigations, searches and filings, monitoring of assets, appraisals of Collateral, title searches and reviewing environmental assessments, miscellaneous disbursements, examination, travel, lodging and meals, arising from or relating to: (a) the negotiation, preparation, execution, delivery, performance and administration of this Note and any other Senior Subordinated Note Document, (b) any requested amendments, waivers or consents to this Note or any other Senior Subordinated Note Document whether or not such documents become effective or are given, (c) the preservation and protection of any Payee’s rights under this Note or any other Senior Subordinated Note Document, (d) the defense of any claim or action asserted or brought against any Payee by any Person that arises from or relates to this Note or any other Senior Subordinated Note Document or any Payee’s claims against the Maker or any Guarantor, or any and all matters in connection therewith, (e) the commencement or defense of, or intervention in, any court proceeding arising from or related to this Note or any other Senior Subordinated Note Document, (f) the filing of any petition, complaint, answer, motion or other pleading by any Payee, or the taking of any action in respect of the Collateral or other security, in connection with this Note or any other Senior Subordinated Note Document, (g) the protection, collection, lease, sale, taking possession of or liquidation of, any Collateral or other security in connection with this Note or any other Senior Subordinated Note Document, (h) any attempt to enforce any lien or security interest in any Collateral or other security in connection with this Note or any other Senior Subordinated Note Document, (i) any attempt to collect from the Maker or any Guarantor, (j) all liabilities and costs arising from or in connection with the past, present or future operations of the Maker or any Guarantor involving any damage to real or personal property or natural resources or harm or injury alleged to have resulted from any release of hazardous materials on, upon or into such property, or (k) the receipt by any Payee of any advice from professionals with respect to any of the foregoing. Without limitation of the foregoing or any other provision of any Senior Subordinated Note Document: (x) the Maker agrees to pay all stamp, document, transfer, recording or filing taxes or fees and similar impositions now or hereafter determined by any Payee to be payable in connection with this Note or any other Senior Subordinated Note Document, and the Maker agrees to save each Payee harmless from and against any and all present or future claims, liabilities or losses with respect to or resulting from any omission to pay or delay in paying any such taxes, fees or impositions, (y) the Maker agrees to pay all broker fees that may become due in connection with the transactions contemplated by this Note and the other Senior Subordinated Note Documents, and (z) if the Maker fails to perform any covenant or agreement contained herein or in any other Senior Subordinated Note Document, the Payee may itself perform or cause performance of such covenant or agreement, and the expenses of the Payee incurred in connection therewith shall be reimbursed on demand by the Maker.

22.  Business Days.  If any payment is due, or any time period for giving notice or taking action expires, on a day which is not a Business Day, the payment shall be due and payable on, and the time period shall automatically be extended to, the immediately following Business Day, and interest shall continue to accrue at the required rate hereunder until any such payment is made.

23.  Waiver of Jury Trial.  EACH OF THE MAKER AND THE HOLDER OF THIS NOTE, BY ISSUING OR ACCEPTING THIS NOTE, AS APPLICABLE, AGREES THAT IT HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO JURY TRIAL OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (A) ARISING UNDER THIS NOTE OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS IN RESPECT OF THIS NOTE, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE. Each of the Maker and the Payee, by accepting this Note, hereby agrees and consents that any such claim, demand, action, or cause of action shall be decided by court trial without a jury and that each Payee and the Maker may file an original counterpart of a copy of this Note with any court as written evidence of the consent of the Payee or the Maker to the waiver of the Payee’s right to trial by jury.

24.  No Waiver.  The rights and remedies of the Payee expressly set forth in this Note are cumulative and in addition to, and not exclusive of, all other rights and remedies available at law, in equity or otherwise. No failure or delay on the part of the Payee in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege or be construed to be a waiver of any Event of Default. No course of dealing between the Maker and the Payee or their agents or employees shall be effective to amend, modify or discharge any provision of this Note or to constitute a waiver of any Event of Default. No notice to or demand upon Maker in any case shall entitle Maker to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of the Payee to exercise any right or remedy or take any other or further action in any circumstances without notice or demand.

25.  Construction.  The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation,” whether or not so expressly stated in each such instance and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Note in its entirety and not to any particular provision hereof, (d) all references herein to Sections shall be construed to refer to Sections of this Note and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. Unless otherwise expressly provided herein, each accounting term used herein shall have the meaning given it under GAAP.

26.  Usury Laws.  It is the intention of the Maker and each Payee to conform strictly to all applicable usury laws now or hereafter in force, and any interest payable under this Note shall be subject to reduction to the amount not in excess of the maximum legal amount allowed under the applicable usury laws as now or hereafter construed by the courts having jurisdiction over such matters. If the maturity of this Note is accelerated by reason of an election by the Payee resulting from an Event of Default, voluntary prepayment by the Maker or otherwise, then earned interest may never include more than the maximum amount permitted by law, computed from the date hereof until payment, and any interest in excess of the maximum amount permitted by law shall be canceled automatically and, if theretofore paid, shall at the option of the Payee either be rebated to the Maker or credited on the principal amount of this Note, or if this Note has been paid, then the excess shall be rebated to the Maker. The aggregate of all interest (whether designated as interest, service charges, points or otherwise) contracted for, chargeable, or receivable under this Note shall under no circumstances exceed the maximum legal rate upon the unpaid principal balance of this Note remaining unpaid from time to time. If such interest does exceed the maximum legal rate, it shall be deemed a mistake and such excess shall be canceled automatically and, if theretofore paid, rebated to the Maker or credited on the principal amount of this Note, or if this Note has been repaid, then such excess shall be rebated to the Maker.

* * * * *

IN WITNESS WHEREOF, the Maker has executed and delivered this Convertible Senior Subordinated Secured Promissory Note on the date first above written.

LOUD TECHNOLOGIES INC., a Washington
corporation

By:	/s/ James T. Engen
Name:	James T. Engen
Its:	Chairman and President

Agreed to and accepted this 18th day of March, 2008

SUN MACKIE, LLC, a Delaware limited liability company

By:	/s/ Mark Hajduch
Name:	Mark Hajduch
Its:	Vice President

Signature Page to Convertible Senior Subordinated Promissory Note

EXHIBIT A

GUARANTY

1.  Guaranty.  Each Guarantor hereby jointly and severally unconditionally and irrevocably guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all obligations of the Maker now or hereafter existing under any Senior Subordinated Note Document, whether for principal, interest (including all interest that accrues after the commencement of any Insolvency Event irrespective of whether a claim therefor is allowed in such case or proceeding), fees, expenses or otherwise (such obligations, to the extent not paid by the Maker, being the “Guaranteed Obligations”), and agrees to pay any and all expenses (including reasonable counsel fees and expenses) incurred by the holders (or any of them) in enforcing any rights under the guaranty set forth in this Exhibit. Without limiting the generality of the foregoing, each Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Maker to the holders under any Senior Subordinated Note Document but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving any Maker or Guarantor.

2.  Guaranty Absolute.  Each Guarantor jointly and severally guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Senior Subordinated Note Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the holders with respect thereto. Each Guarantor agrees that this Exhibit constitutes a guaranty of payment when due and not of collection and waives any right to require that any resort be made by any holder to any Collateral. The obligations of each Guarantor under this Exhibit are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce such obligations, irrespective of whether any action is brought against the Maker or any Guarantor or whether the Maker or any Guarantor is joined in any such action or actions. The liability of each Guarantor under this Exhibit shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any or all of the following:

(a) any lack of validity or enforceability of any Senior Subordinated Note Document or any agreement or instrument relating thereto;

(b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from any Senior Subordinated Note Document, including any increase in the Guaranteed Obligations resulting from the extension of additional credit to the Maker or any Guarantor or otherwise;

(c) any taking, exchange, release or non-perfection of any Collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

(d) the existence of any claim, set-off, defense or other right that any Guarantor may have at any time against any Person, including, without limitation, any holder;

(e) any change, restructuring or termination of the corporate, limited liability company or partnership structure or existence of the Maker or any Guarantor; or

(f) any other circumstance (including any statute of limitations) or any existence of or reliance on any representation by any holder that might otherwise constitute a defense available to, or a discharge of, the Maker, any Guarantor or any other guarantor or surety.

This Exhibit shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the holders or any other Person upon the insolvency, bankruptcy or reorganization of the Maker or otherwise, all as though such payment had not been made.

3.  Waiver.  Each Guarantor hereby waives (i) promptness and diligence, (ii) notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Exhibit and any requirement that the holders exhaust any right or take any action against the Maker or any Guarantor or any other Person or any Collateral, (iii) any right to compel or direct any holder to seek payment or recovery of any amounts owed under this Exhibit from any one particular fund or source or to exhaust any right or take any action against the Maker or any Guarantor, any other Person or any Collateral, (iv) any requirement that any holder protect, secure, perfect or insure any security interest or Lien on any property subject thereto or exhaust any right to take any action against the Maker or any Guarantor, any other Person or any Collateral, and (v) any other defense available to any Guarantor. Each Guarantor agrees that the holders shall have no obligation to marshal any assets in favor of any Guarantor or against, or in payment of, any or all of the Obligations. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated herein and that the waiver set forth in this Section 3 is knowingly made in contemplation of such benefits. Each Guarantor hereby waives any right to revoke this Exhibit, and acknowledges that this Exhibit is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

4.  Continuing Guaranty; Assignments.  This Exhibit is a continuing guaranty and shall (a) remain in full force and effect until the later of (i) the cash payment in full of the Guaranteed Obligations (other than indemnification obligations as to which no claim has been made) and all other amounts payable under this Exhibit and (ii) the Maturity Date, (b) be binding upon each Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the holders and their successors, pledgees, transferees and assigns.

5.  Subrogation.  Each Guarantor will not exercise any rights that it may now or hereafter acquire against the Maker or any Guarantor or any other guarantor that arise from the existence, payment, performance or enforcement of the Guarantor’s obligations under this Exhibit, including any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the holders against the Maker or any Guarantor or any other guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including the right to take or receive from the Maker or any Guarantor or any other guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security solely on account of such claim, remedy or right. If any amount shall be paid to any Guarantor in violation of the immediately preceding sentence, such amount shall be held in trust for the benefit of the holders shall forthwith be paid to the holders to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Exhibit, whether matured or unmatured, in accordance with the terms of this Note, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this Exhibit thereafter arising. If (i) any Guarantor shall make payment to the holders of all or any part of the Guaranteed Obligations, (ii) all of the Guaranteed Obligations and all other amounts payable under this Exhibit shall be paid in full in cash and (iii) all commitments under the Subordinated Note Documents have been terminated, the holders will, at any Guarantor’s request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment by such Guarantor.

6.  Conflict.  Anything herein to the contrary notwithstanding, the obligations evidenced hereby, the exercise of any right or remedy with respect thereto, and certain of the rights of the holder hereof are subject to the provisions of the Intercreditor Agreement, dated as of the date hereof, among Ableco Finance LLC, as Collateral Agent, GMAC Commercial Finance LLC, as Administrative Agent, and the Payee. In the event of any conflict between the terms of the Subordination Agreement and this Agreement, the terms of the Subordination Agreement shall govern and control.

7.  Release of Guarantor.  A Guarantor shall be released from all obligations under its Guaranty if (a) the Guarantor has sold all of its assets or the Company and its Subsidiaries have sold all the capital stock of the Guarantor owned by them, or (b) the Guarantor merges with or into or consolidates with or transfers all or substantially all of its assets to the Maker or another Guarantor.

IN WITNESS WHEREOF, the Guarantors have executed and delivered this Guaranty on the 18th of March, 2008.

MACKIE DESIGNS INC., a Washington
corporation

By:	/s/ James T. Engen
Name:	James T. Engen

Its:	President

SIA SOFTWARE COMPANY INC., a New York
corporation

By:	/s/ James T. Engen

Name:	James T. Engen

Its:	President

ST. LOUIS MUSIC, INC., a Missouri corporation

By:	/s/ James T. Engen

Name:	James T. Engen

Its:	President

Signature Page to Guaranty

ANNEX D:

SECURITY AGREEMENT

This SECURITY AGREEMENT (this “Agreement”) is made this 18 day of March 2008, by and among LOUD TECHNOLOGIES INC., a Washington corporation, the other Grantors listed on the signature pages hereto and those additional entities that hereafter become parties hereto by executing the form of Supplement attached hereto as Annex 1 (collectively, jointly and severally, “Grantors” and each individually, “Grantor”), and Sun Mackie, LLC, a Delaware limited liability company (together with its successors and assigns, if any, in such capacity “Secured Party”).

W I T N E S S E T H:

WHEREAS, that certain Convertible Senior Secured Subordinated Promissory Note dated March   , 2008 (as amended, restated, supplemented or otherwise modified from time to time, including all exhibits and schedules thereto, the “Subordinated Note”) executed by LOUD TECHNOLOGIES INC. a Delaware limited liability company (“Borrower”) is issued in favor of the Secured Party and pursuant to the Subordinated Note, each of the Grantors listed on the signature pages hereto has guaranteed the obligations of the Borrower in favor of the Secured Party, and

WHEREAS, in order to induce the Secured Party to enter into the Subordinated Note, Grantors have agreed to grant a continuing security interest in and to the Collateral in order to secure the prompt and complete payment, observance and performance of, among other things, all of the present and future obligations of Borrower arising from the Subordinated Note, including reasonable out of pocket attorneys fees and expenses and any interest fees or expenses due and owing pursuant to this Agreement or the Subordinated Note that accrue after the filing of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any Insolvency Proceeding (the “Secured Obligations”).

NOW, THEREFORE, for and in consideration of the recitals made above and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.  Defined Terms.  All capitalized terms used herein (including in the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Financing Agreement. Any terms used in this Agreement that are defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein or in the Financing Agreement; provided, however, that to the extent that the Code is used to define any term herein and such term is defined differently in different Articles of the Code, the definition of such term contained in Article 9 of the Code shall govern. In addition to those terms defined elsewhere in this Agreement, as used in this Agreement, the following terms shall have the following meanings:

(a) “Account” means an account (as that term is defined in Article 9 of the Code).

(b) “Account Debtor” means any Person who is obligated on an Account, chattel paper, or a general intangible.

(c) “Books” means books and records (including each Grantor’s Records indicating, summarizing, or evidencing such Grantor’s assets (including the Collateral) or liabilities, each Grantor’s Records relating to such Grantor’s business operations or financial condition, and each Grantor’s goods or General Intangibles related to such information).

(d) “Borrower” has the meaning specified therefor in the recitals to this Agreement.

(e) “Bankruptcy Code” means the United States Bankruptcy Code (11 U.S.C. § 101, et seq.), as amended, and any successor statute.

(f) “Capital Stock” has the meaning specified therefor in the Financing Agreement.

(g) “Cash and Cash Equivalents” has the meaning specified therefor in the Financing Agreement.

(h) “CFC” means a “Controlled Foreign Corporation” as defined in the Internal Revenue Code.

(i) “Chattel Paper” means chattel paper (as that term is defined in the Code) and includes tangible chattel paper and electronic chattel paper.

(j) “Code” means the New York Uniform Commercial Code, as in effect from time to time; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, priority, or remedies with respect to Secured Party’s Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies.

(k) “Collateral” has the meaning specified therefor in Section 2 hereof.

(l) “Commercial Tort Claims” means commercial tort claims (as that term is defined in the Code) and includes those commercial tort claims listed on Schedule 6 attached hereto.

(m) “Control Agreement” means each control agreement, in form and substance customary for such agreements and reasonably satisfactory to Secured Party, executed and delivered by Grantors or one of their Subsidiaries, Secured Party, and the applicable securities intermediary (with respect to a Securities Account) or bank (with respect to a Deposit Account).

(n) “Copyrights” means any and all copyrights and copyright registrations, including (i) the copyright registrations and recordings thereof and all applications in connection therewith listed on Schedule 1 attached hereto and made a part hereof, (ii) all reissues, continuations, extensions or renewals thereof, (iii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements thereof, (iv) the right to sue for past, present and future infringements thereof, (v) the goodwill of each Grantor’s business symbolized by the foregoing and connected therewith, and (vi) all of each Grantor’s rights corresponding thereto throughout the world.

(o) “Copyright Security Agreement” means each Copyright Security Agreement among Grantors, or any of them, and Secured Party, in substantially the form of Exhibit A attached hereto, pursuant to which Grantors have granted to Secured Party a security interest in all their respective Copyrights.

(p) “Deposit Account” means a “deposit account” (as that term is defined in the Code).

(q) “Equipment” means “equipment” (as that term is defined in the Code) and includes machinery, machine tools, motors, furniture, furnishings, fixtures, vehicles (including motor vehicles), computer hardware, tools, parts, and goods (other than consumer goods, farm products, or Inventory), wherever located, including all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing.

(r) “Event of Default” means an Event of Default as defined in the Subordinated Note.

(s) “Financing Agreement” means that certain Financing Agreement, dated as of the date hereof, by and among Borrower, certain of the Grantors, Guarantor, Ableco Finance LLC and the lenders from time to time party thereto.

(t) “General Intangibles” means general intangibles (as that term is defined in the Code) and includes payment intangibles, contract rights, rights to payment, rights arising under common law, statutes, or regulations, choses or things in action, goodwill (including the goodwill associated with any Trademark, Patent, or Copyright), Patents, Trademarks, Copyrights, URLs and domain names, industrial designs, other industrial or Intellectual Property or rights therein or applications therefor, whether under license or otherwise, programs, programming materials, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, including Intellectual Property Licenses, infringement claims, computer programs, information contained on computer disks or tapes, software, literature, reports, catalogs, pension plan refunds, pension plan refund claims, insurance premium rebates, tax refunds, and tax refund claims, interests in a partnership or limited liability company which do not constitute a security under Article 8 of the Code, and any other personal property other than Commercial Tort Claims, money, Accounts, Chattel Paper, Deposit Accounts, goods, Investment Related Property, Negotiable Collateral, and oil, gas, or other minerals before extraction.

(u) “Governmental Authority” means any nation or government, any federal, state, city, town, municipality, county, local or other political subdivision thereof or thereto and any department, commission, board, bureau, instrumentality, agency or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

(v) “Grantor” and “Grantors” have the respective meanings specified therefor in the recitals to this Agreement.

(w) “Guarantor” means a Grantor which is not a Borrower.

(x) “Insolvency Proceeding” means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, or extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

(y) “Intellectual Property” means any and all Intellectual Property Licenses, Patents, Copyrights, Trademarks, the goodwill associated with such Trademarks, trade secrets and customer lists.

(z) “Intellectual Property Licenses” means rights under or interests in any patent, trademark, copyright or other intellectual property, including software license agreements with any other party, whether the applicable Grantor is a licensee or licensor under any such license agreement (but excluding any off-the-shelf software license agreement), including the license agreements listed on Schedule 2 attached hereto and made a part hereof, and the right to use the foregoing in connection with the enforcement of the Secured Party’s rights under the Subordinated Note, including, but not limited to the right to prepare for sale and to sell any and all Inventory and Equipment now or hereafter owned by any Grantor and now or hereafter covered by such licenses.

(aa) “Inventory” means inventory (as that term is defined in the Code).

(bb) “Investment Related Property” means (i) any and all investment property (as that term is defined in the Code), and (ii) any and all of the following regardless of whether classified as investment property under the Code: all Pledged Interests, Pledged Operating Agreements, and Pledged Partnership Agreements.

(cc) “Lien” means any mortgage, deed of trust, pledge, lien (statutory or otherwise), security interest, charge or other encumbrance or security or preferential arrangement of any nature, including any conditional sale or title retention arrangement, any capitalized lease and any assignment, deposit arrangement or financing lease intended as, or having the effect of, security.

(dd) “Negotiable Collateral” means letters of credit, letter of credit rights, instruments, promissory notes, drafts and documents (as that term is defined in the Code).

(ee) “Patents” means any and all patents and patent applications, including, (i) the patents and patent applications listed on Schedule 3 attached hereto and made a part hereof, (ii) all renewals thereof, (iii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements thereof, (iv) the right to sue for past, present and future infringements thereof, and (v) all of each Grantor’s rights corresponding thereto throughout the world.

(ff) “Patent Security Agreement” means each Patent Security Agreement among Grantors, or any of them, and Secured Party, in substantially the form of Exhibit B attached hereto, pursuant to which Grantors have granted to Secured Party, a security interest in all their respective Patents.

(gg) “Permitted Liens” has the meaning specified therefor in the Financing Agreement.

(hh) “Person” has the meaning specified therefor in the Financing Agreement.

(ii) “Pledged Companies” means, each Person listed on Schedule 4 hereto as a “Pledged Company”, together with each other Person, all or a portion of whose Capital Stock, is acquired or otherwise owned by a Grantor after the date hereof.

(jj) “Pledged Interests” means all of each Grantor’s right, title and interest in and to all of the Capital Stock now or hereafter owned by such Grantor, regardless of class or designation, including in each of the Pledged Companies, and all substitutions therefor and replacements thereof, all proceeds thereof and all rights relating thereto, including any certificates representing the Capital Stock, the right to request after the occurrence and during the continuation of an Event of Default that such Capital Stock be registered in the name of Secured Party or any of its nominees, the right to receive any certificates representing any of the Capital Stock and the right to require that such certificates be delivered to Secured Party together with undated powers or assignments of investment securities with respect thereto, duly endorsed in blank by such Grantor, all warrants, options, share appreciation rights and other rights, contractual or otherwise, in respect thereof and of all dividends, distributions of income, profits, surplus, or other compensation by way of income or liquidating distributions, in cash or in kind, and all cash, instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in addition to, in substitution of, on account of, or in exchange for any or all of the foregoing.

(kk) “Pledged Interests Addendum” means a Pledged Interests Addendum substantially in the form of Exhibit C to this Agreement.

(ll) “Pledged Note” means any promissory note (as that term is defined in the Code) issued in favor of any of the Grantors.

(mm) “Pledged Operating Agreements” means all of each Grantor’s rights, powers, and remedies under the limited liability company operating agreements of each of the Pledged Companies that is a limited liability company.

(nn) “Pledged Partnership Agreements” means all of each Grantor’s rights, powers, and remedies under the partnership agreements of each of the Pledged Companies that is a partnership.

(oo) “Proceeds” has the meaning specified therefor in Section 2 hereof.

(pp) “Real Property” means any estates or interests in real property now owned or hereafter acquired by any Grantor or any Subsidiary of any Grantor and the improvements thereto.

(qq) “Records” means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.

(rr) “Related Parties” means, with respect to any Indemnified Party, such Indemnified Party and each of its officers, directors and employees.

(ss) “Secured Obligations” has the meaning specified in the recitals to this Agreement.

(tt) “Secured Party” has the meaning specified in the preamble to this Agreement.

(uu) “Securities Account” means a securities account (as that term is defined in the Code).

(vv) “Security Interest” has the meaning specified therefor in Section 2 hereof.

(ww) “Subordination Agreement” has the meaning set forth in the Subordinated Note.

(xx) “Supporting Obligations” means supporting obligations (as such term is defined in the Code) and includes letters of credit and guaranties issued in support of Accounts, Chattel Paper, documents, General Intangibles, instruments, or Investment Related Property.

(yy) “Trademarks” means any and all trademarks, trade names, registered trademarks, trademark applications, service marks, registered service marks and service mark applications, including, (i) the trade names, registered trademarks, trademark applications, registered service marks and service mark applications listed on Schedule 5 attached hereto and made a part hereof, (ii) all renewals thereof, (iii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iv) the right to sue for past, present and future infringements and dilutions thereof, (v) the goodwill of each Grantor’s business symbolized by the foregoing or connected therewith, and (vi) all of each Grantor’s rights corresponding thereto throughout the world.

(zz) “Trademark Security Agreement” means each Trademark Security Agreement among Grantors, or any of them, and Secured Party, in substantially the form of Exhibit D attached hereto, pursuant to which Grantors have granted to Secured Party, a security interest in all their respective Trademarks.

(aaa) “URL” means “uniform resource locator,” an internet web address.

2.  Grant of Security.  (a) Each Grantor hereby unconditionally grants, assigns and pledges to Secured Party a continuing security interest hereinafter referred to as the “Security Interest” in all personal property of such Grantor whether now owned or hereafter acquired or arising and wherever located, including such Grantor’s right, title, and interest in and to the following, whether now owned or hereafter acquired or arising and wherever located (the “Collateral”):

(i) all of such Grantor’s Accounts;

(ii) all of such Grantor’s Books;

(iii) all of such Grantor’s Chattel Paper;

(iv) all of such Grantor’s interest with respect to any Deposit Account;

(v) all of such Grantor’s Equipment and fixtures;

(vi) all of such Grantor’s General Intangibles;

(vii) all of such Grantor’s Inventory;

(viii) all of such Grantor’s Investment Related Property;

(ix) all of such Grantor’s Negotiable Collateral;

(x) all of such Grantor’s rights in respect of Supporting Obligations;

(xi) all of such Grantor’s interest with respect to any Commercial Tort Claims;

(xii) all of such Grantor’s money, Cash and Cash Equivalents, or other assets of each such Grantor that now or hereafter come into the possession, custody, or control of Secured Party; and

(xiii) all of the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance or Commercial Tort Claims covering or relating to any or all of the foregoing, and any and all Accounts, Books, Cash and Cash Equivalents, Chattel Paper, Deposit Accounts, Equipment, General Intangibles, Inventory, Investment Related Property, Negotiable Collateral, Supporting Obligations, Commercial Tort Claims, money, or other tangible or intangible property resulting from the sale, lease, license, exchange, collection, or other disposition of any of the foregoing, the proceeds of any award in condemnation with respect to any of the property of Grantors, any rebates or refunds, whether for taxes or otherwise, and all proceeds of any such proceeds, or any portion thereof or interest therein, and the proceeds thereof, and all proceeds of any loss of, damage to, or destruction of the above, whether insured or not insured, and, to the extent not otherwise included, any indemnity, warranty, or guaranty payable by reason of loss or damage to, or otherwise with respect to any of the foregoing Collateral (the “Proceeds”). Without limiting the generality of the foregoing, the term “Proceeds” includes whatever is receivable or received when Investment Related Property or proceeds are sold, exchanged, collected, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes proceeds of any indemnity or guaranty payable to any Grantor or Secured Party from time to time with respect to any of the Investment Related Property.

Notwithstanding anything contained in this Agreement to the contrary, the term “Collateral” shall not include (i) voting Capital Stock of any first-tier Subsidiary (as defined in the Financing Agreement) of a Grantor if (A) such Subsidiary is a CFC, and (B) such Capital Stock represent more than 65% of the outstanding voting Capital Stock of such Subsidiary, (ii) any rights or interest in any contract, lease, permit, license, charter or license agreement covering real or personal property of any Grantor or the property governed by any such contract if under the terms of such contract, lease, permit, license, charter or license agreement, or applicable law with respect thereto, the valid grant of a security interest or lien therein or on property governed thereby is prohibited as a matter of law or under the terms of such contract, lease, permit, license, charter or license agreement or would cause a forfeiture thereunder and such prohibition has not been waived or the consent of the other party to such contract, lease, permit, license, charter or license agreement has not been obtained; provided, that, the foregoing exclusions shall in no way be construed (A) to apply if any described prohibition is unenforceable under Section 9-406, 9-407, or 9-408 of the Code or other applicable law, or (B) to limit, impair, or otherwise affect the Secured Party’s continuing security interests in and liens upon any rights or interests of any Grantor in or to (x) monies due or to become due under any described contract, lease, permit, license, charter or license agreement (including any Accounts), or (y) any proceeds from the sale, license, lease, or other dispositions of any such contract, lease, permit, license, charter, license agreement, or Capital Stock, or (iii) any “intent to use” trademark or service mark application contained in General Intangibles if granting a security interest therein is deemed to invalidate, void, cancel, or abandon such application; provided, that the foregoing exclusion (A) shall not apply when the granting of a security interest in such application is no longer deemed to invalidate, void, cancel, or abandon such application, and (B) shall not limit, impair, or otherwise affect Secured Party’s continuing security interests in and Liens upon any rights or interests of any Grantor in or to any proceeds from the sale, license, lease, or other dispositions of any such application.

3.  Security for Obligations.  The Security Interest created hereby secures the payment and performance of all the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Secured Party, but for the fact that they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

4.  Grantors Remain Liable.  Anything herein to the contrary notwithstanding, (a) each of the Grantors shall remain liable under the contracts and agreements included in the Collateral, including the Pledged Operating Agreements and the Pledged Partnership Agreements, to perform all of the duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Secured Party of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under such contracts and agreements included in the Collateral, and (c) none of the members of the Secured Party shall have any obligation or liability under such contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Secured Party be obligated to perform any of the obligations or duties of any Grantors thereunder or to take any action to collect or enforce any claim for payment assigned hereunder. Until an Event of Default shall occur and be continuing, except as otherwise provided in this Agreement or the Subordinated Note, Grantors shall have the right to possession and enjoyment of the Collateral for the purpose of conducting the ordinary course of their respective businesses, subject to and upon the terms hereof and of the Subordinated Note. Without limiting the generality of the foregoing, it is the intention of the parties hereto that record and beneficial ownership of the Pledged Interests, including, all voting, consensual, and dividend rights, shall remain in the applicable Grantor until the occurrence of an Event of Default and until Secured Party shall notify the applicable Grantor of Secured Party’s exercise of voting, consensual, or dividend rights with respect to the Pledged Interests pursuant to Section 15 hereof.

5.  Representations and Warranties.  Each Grantor hereby represents and warrants as follows:

(a) The exact legal name of each of the Grantors is set forth on the signature pages of this Agreement.

(b) Schedule 7 attached hereto sets forth all Real Property owned by Grantors as of the date hereof.

(c) Such Grantor is the sole legal and beneficial owner or licensee of all Intellectual Property that is material to the conduct of its business as currently contemplated (other than non-exclusive licenses of Intellectual Property in the ordinary course of business where such Grantor is the licensor). As of the date hereof, no Grantor has any interest in, or title to, any material Copyrights, material Intellectual Property Licenses, material Patents, material Trademarks, or material Copyrights except as set forth on Schedules 1, 2, 3 and 5, respectively, attached hereto. This Agreement is effective to create a valid and continuing Lien on such Copyrights, Intellectual Property Licenses, Patents and registered Trademarks or Trademark applications (except for Trademark applications filed on an intent-to-use basis) and, upon filing of the Copyright Security

Agreement with the United States Copyright Office and filing of the Patent Security Agreement and the Trademark Security Agreement with the United States Patent and Trademark Office, and the filing of appropriate financing statements in the jurisdictions listed on Schedule 8 hereto, all action necessary to perfect the Security Interest in and to each Grantor’s Patents, material Trademarks, or registered Copyrights has been taken and such perfected Security Interests are enforceable to such extent as against any and all creditors of and purchasers from any Grantor. No Grantor has any interest in any Copyright that is necessary in connection with the operation of the Borrower’s business, except for those Copyrights, identified on Schedule 1 attached hereto which have been registered with the United States Copyright Office.

(d) This Agreement creates a valid security interest in the Collateral of each of Grantors, to the extent a security interest therein can be created under the Code, securing the payment of the Secured Obligations. Except to the extent a security interest in the Collateral cannot be perfected by the filing of a financing statement under the Code, all filings and other actions necessary to perfect such security interest have been duly taken or will have been taken upon the filing of financing statements listing each applicable Grantor, as a debtor, and Secured Party, as secured party, in the jurisdictions listed next to such Grantor’s name on Schedule 8 attached hereto. Upon the making of such filings, Secured Party shall have a priority (which security interest is junior only to the Liens of the First Lien Agent and the Permitted Liens arising as a matter of law or granted in connection with a purchased money indebtedness or a capitalized lease) perfected security interest in the Collateral of each Grantor to the extent such security interest can be perfected by the filing of a financing statement. All action by any Grantor necessary to perfect such security interest on each item of Collateral has been duly taken.

(e) (i) Except for the Security Interest created hereby, each Grantor is and will at all times be the sole holder of record and the legal and beneficial owner, free and clear of all Liens other than Permitted Liens, of the Pledged Interests indicated on Schedule 4 as being owned by such Grantor and, when acquired by such Grantor, any Pledged Interests acquired after the date hereof; (ii) all of the Pledged Interests (other than Pledged Interests received from insolvent or troubled entities as a result of delinquent accounts) are duly authorized, validly issued, fully paid and nonassessable and the Pledged Interests constitute or will constitute the percentage of the issued and outstanding Capital Stock of the Pledged Companies of such Grantor identified on Schedule 4 hereto as supplemented or modified by any Pledged Interests Addendum or any Supplement to this Agreement; (iii) such Grantor has the right and requisite authority to pledge, the Investment Related Property (other than Investment Related Property received from insolvent or troubled entities as a result of delinquent accounts) pledged by such Grantor to Secured Party as provided herein; (iv) all actions necessary to perfect, establish the first priority (except for Permitted Liens) of, or otherwise protect, Secured Party’s Liens in the Investment Related Collateral, and the proceeds thereof, will have been duly taken, (A) upon the execution and delivery of this Agreement; (B) upon the taking of possession by Secured Party of any certificates constituting the Pledged Interests, to the extent such Pledged Interests are represented by certificates, together with undated powers endorsed in blank by the applicable Grantor; (C) upon the filing of financing statements in the applicable jurisdiction set forth on Schedule 8 attached hereto for such Grantor with respect to the Pledged Interests of such Grantor that are not represented by certificates, and (D) with respect to any Securities Accounts, upon the execution and delivery of Control Agreements with respect thereto; and (v) each Grantor will deliver to the Secured Party (or, with respect to any Pledged Interests created or obtained after the date hereof, will deliver in accordance with Sections 6(a) and 8 hereof) all certificates representing the Pledged Interests owned by such Grantor to the extent such Pledged Interests are represented by certificates, and undated powers endorsed in blank with respect to such certificates. None of the Pledged Interests owned or held by such Grantor has been issued or transferred in violation of any securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject.

(f) No consent, approval, authorization, or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (i) for the grant of a Security Interest by such Grantor in and to the Collateral pursuant to this Agreement or for the execution, delivery, or performance of this Agreement by such Grantor, or (ii) for the exercise by Secured Party of the voting or other rights provided for in this Agreement with respect to the Investment Related Property (other than Investment Related Property received from insolvent or troubled entities as a result of delinquent accounts) or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with such disposition of Investment Related Property by laws affecting the offering and sale of securities generally. No Intellectual Property License to which such Grantor is a party requires any consent for such Grantor to grant the security interest granted hereunder in such Grantor’s right, title or interest in or to any Copyrights, Patents, Trademarks or material Intellectual Property Licenses.

(g) Schedule 9 attached hereto sets forth all motor vehicles owned by Grantors as of the date hereof, by model, model year and vehicle identification number (“VIN”).

(h) Schedule 10 attached hereto sets forth all Pledged Notes. Unless otherwise permitted by the Subordinated Note, the proceeds of the loans evidenced by each Pledged Note have been fully disbursed, and no Grantor has any obligation to make any future advances or other disbursements under or in respect of any of the Pledged Notes.

6.  Covenants.  Each Grantor, jointly and severally, covenants and agrees with the Secured Party that from and after the date of this Agreement and until the date of termination of this Agreement in accordance with Section 22 hereof:

(a) Possession of Collateral.  In the event that any Collateral, including proceeds, is evidenced by or consists of Negotiable Collateral, Investment Related Property, or Chattel Paper, and if and to the extent that perfection or priority of Secured Party’s Security Interest is dependent on or enhanced by possession, from and after the payment in full of the Senior Obligations (as such term is defined in the Subordination Agreement) and the termination of the commitments under the Senior Loan Documents (as such term is defined in the Subordination Agreement) the applicable Grantor, as promptly as practicable upon the request of the Secured Party, and in accordance with Section 8 hereof, shall execute such other documents and instruments as shall be reasonably requested by Secured Party or, if applicable, endorse and deliver physical possession of such Negotiable Collateral (other than items deposited or to be deposited for collection), Investment Related Property, or Chattel Paper to Secured Party, together with such undated powers endorsed in blank as shall be requested by Secured Party;

(b) Chattel Paper.

(i) From and after the payment in full of the Senior Obligations (as such term is defined in the Subordination Agreement) and the termination of commitments under the Senior Loan Documents (as such term is defined in the Subordination Agreement), upon the request of the Secured Party, each Grantor shall as promptly as practicable take all steps reasonably necessary to grant Secured Party control of all electronic Chattel Paper in accordance with the Code and all “transferable records” as that term is defined in Section 16 of the Uniform Electronic Transaction Act and Section 201 of the federal Electronic Signatures in Global and National Commerce Act as in effect in any relevant jurisdiction;

(ii) If any Grantor retains possession of any Chattel Paper or instruments (which retention of possession shall be subject to the extent permitted hereby and by the Financing Agreement), promptly upon the request of Secured Party, such Chattel Paper and instruments shall be marked with the following legend: “This writing and the obligations evidenced or secured hereby are subject to the Security Interest of Sun Mackie LLC”;

(c) Control Agreements.

(i) To the extent required by the Subordinated Note, each Grantor shall obtain an authenticated Control Agreement, from each bank holding a Deposit Account for such Grantor;

(ii) To the extent required by the Subordinated Note, each Grantor shall obtain authenticated Control Agreements, from each issuer of uncertificated securities, securities intermediary, or commodities intermediary issuing or holding any financial assets or commodities to or for any Grantor;

(d) Letter-of-Credit Rights.  From and after the payment in full of the Senior Loan Obligations (as such term is defined in the Subordination Agreement) and the termination of the commitments under the Senior Loan Documents (as such term is defined in the Subordination Agreement), each Grantor that is or becomes the beneficiary of a letter of credit shall promptly (and in any event within 5 Business Days after becoming a beneficiary), notify Secured Party thereof and, upon the request by Secured Party, enter into a tri-party agreement with Secured Party and the issuer or confirming bank with respect to letter-of-credit rights (as that term is defined in the Code) assigning such letter-of-credit rights to Secured Party and directing all payments thereunder to Secured Party’s Account, all in form and substance satisfactory to Secured Party;

(e) Commercial Tort Claims.  Each Grantor shall promptly (and in any event within 5 Business Days of receipt thereof), notify Secured Party in writing upon incurring or otherwise obtaining a Commercial Tort Claim involving a claim in excess of $150,000 against any third party and, upon request of Secured Party, promptly amend Schedule 6 to this Agreement to describe such after-acquired Commercial Tort Claim in a manner that reasonably identifies such Commercial Tort Claim, and hereby authorizes the filing of additional financing statements or amendments to existing financing statements and do such other acts or things deemed necessary or desirable by Secured Party to give Secured Party a priority (subject to Permitted Liens and Liens of the First Lien Agent), perfected security interest in any such Commercial Tort Claim;

(f) Government Contracts.  If any Account or Chattel Paper arises out of a contract or contracts with the United States of America or any department, agency, or instrumentality thereof, Grantors shall promptly (and in any event within 5 Business Days of the creation thereof) notify Secured Party thereof in writing and execute any instruments or take any steps reasonably required by Secured Party in order that all moneys due or to become due under such contract or contracts shall be assigned to Secured Party, and notice thereof given under the Assignment of Claims Act or other applicable law;

(g) Intellectual Property.

(i) Upon request of Secured Party, in order to facilitate filings with the United States Patent and Trademark Office and the United States Copyright Office, each Grantor shall execute and deliver to Secured Party one or more Copyright Security Agreements, Trademark Security Agreements, or Patent Security Agreements to further evidence Secured Party’s Lien on such Grantor’s Patents, Trademarks, or Copyrights, and the General Intangibles of such Grantor relating thereto or represented thereby;

(ii) Each Grantor shall have the duty, to the extent necessary or economically desirable in the operation of such Grantor’s business, (A) to sue for infringement, misappropriation, or dilution and to recover any and all damages for such infringement, misappropriation, or dilution, (B) to prosecute diligently any trademark application or service mark application that is part of the Trademarks pending as of the date hereof or hereafter until the termination of this Agreement, (C) to prosecute diligently any patent application that is part of the Patents pending as of the date hereof or hereafter until the termination of this Agreement, and (D) to take all necessary action to preserve and maintain all of such Grantor’s Patents, Trademarks, Copyrights, Intellectual Property Licenses, and its rights therein, including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings. Each Grantor shall promptly file an application with the United States Copyright Office for any Copyright that has not been registered with the United States Copyright Office if such Copyright is necessary in connection with the operation of such Grantor’s business. Any expenses incurred in connection with the foregoing shall be borne by the appropriate Grantor. Each Grantor further agrees not to abandon any material Patent, Trademark, Copyright, or Intellectual Property License that is necessary or economically desirable in the operation of such Grantor’s business without the prior written consent of Secured Party;

(iii) Grantors acknowledge and agree that the Secured Party shall have no duties with respect to the Trademarks, Patents, Copyrights, or Intellectual Property Licenses. Without limiting the generality of this Section 6(g), Grantors acknowledge and agree that Secured Party shall not be under any obligation to take any steps necessary to preserve rights in the Trademarks, Patents, Copyrights, or Intellectual Property Licenses against any other Person, but a Secured Party may do so at its option from and after the occurrence and during the continuance of an Event of Default, and all expenses incurred in connection therewith (including, reasonable fees and expenses of attorneys and other professionals) shall be for the sole account of Borrower and shall be chargeable to the Loan Account;

(iv) In no event shall any Grantor, either itself or through any agent, employee, licensee, or designee, file an application for the registration of any Copyright with the United States Copyright Office without giving Secured

Party prior written notice thereof or any Patent or Trademark with the United States Patent and Trademark Office without giving Secured Party written notice thereof promptly thereafter. Promptly upon any such filing, each Grantor shall comply with Section 6(g)(i) hereof;

(h) Investment Related Property.

(i) If any Grantor shall receive or become entitled to receive any Pledged Interests (other than Pledged Interests of little or no value that are received from insolvent or troubled entities as a result of delinquent accounts) after the date hereof, it shall promptly (and in any event within 5 Business Days of receipt thereof) deliver to Secured Party a duly executed Pledged Interests Addendum identifying such Pledged Interests;

(ii) Upon the occurrence and during the continuance of an Event of Default, all sums of money and property paid or distributed in respect of the Investment Related Property which are received by any Grantor shall be held by the Grantors in trust for the benefit of Secured Party segregated from such Grantor’s other property, and such Grantor shall deliver such property forthwith to Secured Party in the exact form received;

(iii) [intentionally omitted];

(iv) No Grantor shall make or consent to any amendment or other modification or waiver with respect to any Pledged Interests, Pledged Operating Agreement, or Pledged Partnership Agreement, or enter into any agreement or permit to exist any restriction with respect to any Pledged Interests, in each case, that would materially adversely affect the rights of Secured Party or the value of the applicable Collateral other than pursuant to the Loan Documents;

(v) Each Grantor agrees that it will cooperate with Secured Party in obtaining all necessary approvals and making all necessary filings under federal, state, local, or foreign law in connection with the Security Interest on the Investment Related Property or any sale or transfer thereof;

(vi) As to all limited liability company or partnership interests, issued under any Pledged Operating Agreement or Pledged Partnership Agreement, all limited liability company or partnership interests, issued each Grantor hereby represents, warrants and covenants that the Pledged Interests issued pursuant to such agreement (A) are not and shall not be dealt in or traded on securities exchanges or in securities markets, (B) do not and will not constitute investment company securities, and (C) are not and will not be held by such Pledgor in a securities account. In addition, none of the Pledged Operating Agreements, the Pledged Partnership Agreements, or any other agreements governing any of the Pledged Interests issued under any Pledged Operating Agreement or Pledged Partnership Agreement, provide or shall provide that such Pledged Interests are securities governed by Article 8 of the Uniform Commercial Code as in effect in any relevant jurisdiction;

(i) Real Property; Fixtures.  Each Grantor covenants and agrees that upon the acquisition of any fee interest in Real Property it will promptly (and in any event within 5 Business Days of acquisition) notify Secured Party of the acquisition of such Real Property and will grant to Secured Party, a priority mortgage (subject to Permitted Liens and Liens of the First Lien Agent) on each fee interest in Real Property now or hereafter owned by such Grantor and shall deliver such other documentation and opinions, in form and substance satisfactory to Secured Party, in connection with the grant of such mortgage as Secured Party shall request in its reasonable discretion, including title insurance policies, financing statements, fixture filings and environmental audits and such Grantor shall pay all recording costs, intangible taxes and other fees and costs (including reasonable attorneys fees and expenses) incurred in connection therewith. Each Grantor acknowledges and agrees that, to the extent permitted by applicable law, all of the Collateral shall remain personal property regardless of the manner of its attachment or affixation to real property.

(j) Transfers and Other Liens.  Grantors shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, except as expressly permitted by the Financing Agreement, or (ii) create or permit to exist any Lien upon or with respect to any of the Collateral of any of Grantors, except for Permitted Liens and Liens of the First Lien Agent. The inclusion of Proceeds in the Collateral shall not be deemed to constitute Secured Party’s consent to any sale or other disposition of any of the Collateral except as expressly permitted in the Financing Agreement, Subordinated Note or this Agreement;

(k) Other Actions as to Any and All Collateral.  Each Grantor shall promptly (and in any event within 5 Business Days of acquiring or obtaining such Collateral) notify Secured Party in writing upon acquiring or otherwise obtaining any Collateral after the date hereof consisting of (i) Trademarks, Patents, Copyrights, Intellectual Property Licenses, Investment Related Property, Chattel Paper (electronic, tangible or otherwise) (provided that such Grantor shall have no obligation to comply with this Section 6(k) with respect to Chattel Paper until the aggregate value of such Chattel Paper in which Grantors have an interest exceeds $100,000), documents (as defined in Article 9 of the Code) (provided that such Grantor shall have no obligation to comply with this Section 6(k) with respect to documents until the aggregate value of such documents in which Grantors have an interest exceeds $100,000), promissory notes (as defined in the Code) (provided that such Grantor shall have no obligation to comply with this Section 6(k) with respect to promissory notes until the aggregate value of such promissory notes in which Grantors have an interest exceeds $100,000), or instruments (as defined in the Code) (other than items deposited or to be deposited for collection) or (ii) any amount payable under or in connection with any of the Collateral being or becoming evidenced after the date hereof by any Chattel Paper, documents, promissory notes, or instruments (other than items deposited or to be deposited for collection) and, in each such case upon the request of Secured Party and in accordance with Section 8 hereof, promptly execute such other documents, or if applicable, deliver such Chattel Paper, other documents or certificates evidencing any Investment Related Property in accordance with Section 6 hereof and do such other acts or things deemed reasonably necessary by Secured Party to protect Secured Party’s Security Interest therein; and

(l) Motor Vehicles.  Upon request of Secured Party, with respect to all motor vehicles constituting Collateral and owned by any Grantor, Grantor shall deliver to Secured Party, a certificate of title for all such motor vehicles which fair market value individually or in aggregate exceeds $100,000 and shall cause those title certificates to be filed (with Secured Party’s lien noted thereon) in the appropriate state motor vehicle filing office.

(m) Pledged Notes.  Without Secured Party’s prior written consent, no Grantor shall (i) waive, release, or forgive all or any portion of any obligation to pay principal or interest in respect of any of the Pledged Notes, (ii) agree to, assign or surrender its rights or interests under any of the Pledged Notes, (iii) terminate or cancel any of the Pledged Notes, or (iv) materially modify, change, supplement, or amend any of the Pledged Notes in a manner that would materially and adversely affect the value of the Pledged Notes.

7.  Relation to Other Security Documents.  The provisions of this Agreement shall be read and construed with the other agreements referred to below in the manner so indicated.

(a) Patent, Trademark, Copyright Security Agreements.  The provisions of the Copyright Security Agreements, Trademark Security Agreements, and Patent Security Agreements are supplemental to the provisions of this Agreement, and nothing contained in the Copyright Security Agreements, Trademark Security Agreements, or the Patent Security Agreements shall limit any of the rights or remedies of Secured Party hereunder.

(b) Subordination Agreement.  Anything herein to the contrary notwithstanding, the liens and security interests securing the obligations evidenced by this Agreement, the exercise of any right or remedy with respect thereto, the performance of the covenants hereunder, and certain of the rights of the holder hereof are subject to the provisions of the Intercreditor Agreement dated as of the date hereof, by and between Ableco Finance LLC, as First Lien Agent, and Secured Party, as Junior Lender and the priority of the liens of the First Lien Agent. In the event of any conflict between the terms of the Subordination Agreement and this Agreement, the terms of the Subordination Agreement shall govern and control.

8.  Further Assurances.

(a) Each Grantor agrees that from time to time, at its own expense, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that Secured Party may reasonably request, in order to perfect and protect any Security Interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral.

(b) Each Grantor authorizes the filing by Secured Party of financing or continuation statements, or amendments thereto, and such Grantor will execute and deliver to Secured Party such other instruments or notices, as may be necessary or as Secured Party may reasonably request, in order to perfect and preserve the Security Interest granted or purported to be granted hereby.

(c) Each Grantor authorizes Secured Party at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments (i) describing the Collateral as “all personal property of debtor” or “all assets of debtor” or words of similar effect, (ii) describing the Collateral as being of equal or lesser scope or with greater detail, and (iii) that contain any information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance. Each Grantor also hereby ratifies any and all financing statements or amendments previously filed by Secured Party in any jurisdiction.

(d) Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed in connection with this Agreement without the prior written consent of Secured Party, subject to such Grantor’s rights under Section 9-509(d)(2) of the Code.

9.  Secured Party’s Right to Perform Contracts.  Upon the occurrence and during the continuance of an Event of Default, Secured Party (or its designee) may proceed to perform any and all of the obligations of any Grantor contained in any contract, lease, or other agreement and exercise any and all rights of any Grantor therein contained as fully as such Grantor itself could.

10.  Secured Party Appointed Attorney-in-Fact.  Each Grantor hereby irrevocably appoints Secured Party its attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, at such time as an Event of Default has occurred and is continuing, to take any action and to execute any instrument which Secured Party may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including:

(a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Accounts or any other Collateral of such Grantor;

(b) to receive and open all mail addressed to such Grantor and to notify postal authorities to change the address for the delivery of mail to such Grantor to that of Secured Party;

(c) to receive, indorse, and collect any drafts or other instruments, documents, Negotiable Collateral or Chattel Paper;

(d) to file any claims or take any action or institute any proceedings which Secured Party may deem necessary or desirable for the collection of any of the Collateral of such Grantor or otherwise to enforce the rights of Secured Party with respect to any of the Collateral;

(e) to repair, alter, or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any Person obligated to such Grantor in respect of any Account of such Grantor;

(f) to use any labels, Patents, Trademarks, trade names, URLs, domain names, industrial designs, Copyrights, advertising matter or other industrial or intellectual property rights, in advertising for sale and selling Inventory and other Collateral and to collect any amounts due under Accounts, contracts or Negotiable Collateral of such Grantor; and

(g) Secured Party shall have the right, but shall not be obligated, to bring suit in its own name to enforce the Trademarks, Patents, Copyrights and Intellectual Property Licenses and, if Secured Party shall commence any such suit, the appropriate Grantor shall, at the request of Secured Party, do any and all lawful acts and execute any and all proper documents reasonably required by Secured Party in aid of such enforcement.

To the extent permitted by law, each Grantor hereby ratifies all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this Section 10. This power of attorney is coupled with an interest and shall be irrevocable until this Agreement is terminated.

11.  Secured Party May Perform.  If any Grantor fails to perform any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the reasonable expenses of Secured Party incurred in connection therewith shall be payable, jointly and severally, by Grantors.

12.  Secured Party’s Duties.  The powers conferred on Secured Party hereunder are solely to protect Secured Party’s interest in the Collateral, and shall not impose any duty upon Secured Party to exercise any such powers. Except for the safe custody of any Collateral in its actual possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its actual possession if such Collateral is accorded treatment substantially equal to that which Secured Party accords its own property.

13.  Collection of Accounts, General Intangibles and Negotiable Collateral.  At any time upon the occurrence and during the continuation of an Event of Default, Secured Party or Secured Party’s designee may (a) notify Account Debtors of any Grantor that the Accounts, General Intangibles, Chattel Paper or Negotiable Collateral have been assigned to Secured Party, or that Secured Party has a security interest therein, and (b) collect the Accounts, General Intangibles and Negotiable Collateral directly, and any collection costs and expenses shall constitute part of such Grantor’s Secured Obligations under the Subordinated Note.

14.  Disposition of Pledged Interests by Secured Party.  None of the Pledged Interests existing as of the date of this Agreement are, and none of the Pledged Interests hereafter acquired on the date of acquisition thereof will be, registered or qualified under the various federal or state securities laws of the United States and disposition thereof after an Event of Default may be restricted to one or more private (instead of public) sales in view of the lack of such registration. Each Grantor understands that in connection with such disposition, Secured Party may approach only a restricted number of potential purchasers and further understands that a sale under such circumstances may yield a lower price for the Pledged Interests than if the Pledged Interests were registered and qualified pursuant to federal and state securities laws and sold on the open market. Each Grantor, therefore, agrees that: (a) if Secured Party shall, pursuant to the terms of this Agreement, sell or cause the Pledged Interests or any portion thereof to be sold at a private sale, Secured Party shall have the right to rely upon the advice and opinion of any nationally recognized brokerage or investment firm (but shall not be obligated to seek such advice and the failure to do so shall not be considered in determining the commercial reasonableness of such action) as to the best manner in which to offer the Pledged Interest or any portion thereof for sale and as to the best price reasonably obtainable at the private sale thereof; and (b) such reliance shall be conclusive evidence that Secured Party has handled the disposition in a commercially reasonable manner.

15.  Voting Rights.

(a) Upon the occurrence and during the continuation of an Event of Default, (i) Secured Party may, at its option, and with 2 Business Days prior notice to any Grantor, and in addition to all rights and remedies available to Secured Party under any other agreement, at law, in equity, or otherwise, exercise all voting rights, and all other ownership or consensual rights in respect of the Pledged Interests owned by such Grantor, but under no circumstances is Secured Party obligated by the terms of this Agreement to exercise such rights, and (ii) if Secured Party duly exercises its right to vote any of such Pledged Interests, each Grantor hereby appoints Secured Party, such Grantor’s true and lawful attorney-in-fact and IRREVOCABLE PROXY to vote such Pledged Interests in any manner Secured Party deems advisable for or against all matters submitted or which may be submitted to a vote of shareholders, partners or members, as the case may be. The power-of-attorney granted hereby is coupled with an interest and shall be irrevocable.

(b) For so long as any Grantor shall have the right to vote the Pledged Interests owned by it, such Grantor covenants and agrees that it will not, without the prior written consent of Secured Party, vote or take any consensual action with respect to such Pledged Interests which would materially adversely affect the rights of Secured Party or the value of the Pledged Interests or that would be inconsistent with or result in any violation of any provision of the Subordinated Note.

16.  Remedies.  Upon the occurrence and during the continuance of an Event of Default:

(a) Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, in the Subordinated Note, or otherwise available to it, all the rights and remedies of a secured party on default under the Code or any other applicable law. Without limiting the generality of the foregoing, each Grantor expressly agrees that, in any such event, Secured Party without demand of performance or other demand, advertisement or notice of any kind (except a notice specified below of time and place of public or private sale) to or upon any of Grantors or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code or any other applicable law), may take immediate possession of all or any portion of the Collateral and (i) require Grantors to, and each Grantor hereby agrees that it will at its own expense and upon request of Secured Party forthwith, assemble all or part of the Collateral as directed by Secured Party and make it available to Secured Party at one or more locations where such Grantor regularly maintains Inventory, and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Secured Party’s offices or elsewhere, for cash, on credit, and upon such other terms as Secured Party may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least 10 days notice to any of Grantors of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and specifically such notice shall constitute a reasonable “authenticated notification of disposition” within the meaning of Section 9-611 of the Code. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b) Upon the occurrence and during the continuance of an Event of Default, Secured Party is hereby granted a license or other right to use, without liability for royalties or any other charge, each Grantor’s labels, Patents, Copyrights, rights of use of any name, trade secrets, trade names, Trademarks, service marks and advertising matter, URLs, domain names, industrial designs, other industrial or intellectual property or any property of a similar nature, whether owned by any of Grantors or with respect to which any of Grantors have rights under license, sublicense, or other agreements, as it pertains to the Collateral, in preparing for sale, advertising for sale and selling any Collateral, and each Grantor’s rights under all licenses and all franchise agreements shall inure to the benefit of Secured Party.

(c) Any cash held by Secured Party as Collateral and all cash proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied against the Secured Obligations. In the event the proceeds of Collateral are insufficient to satisfy all of the Secured Obligations in full, each Grantor shall remain jointly and severally liable for any such deficiency.

(d) Each Grantor hereby acknowledges that the Secured Obligations arose out of a commercial transaction, and agrees that if an Event of Default shall occur and be continuing Secured Party shall have the right to an immediate writ of possession without notice of a hearing. Secured Party shall have the right to the appointment of a receiver for the properties and assets of each of Grantors, and each Grantor hereby consents to such rights and such appointment and hereby waives any objection such Grantors may have thereto or the right to have a bond or other security posted by Secured Party.

17.  Remedies Cumulative.  Each right, power, and remedy of Secured Party as provided for in this Agreement or the Subordinated Note or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Agreement or the Subordinated Note or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Secured Party, of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by Secured Party of any or all such other rights, powers, or remedies.

18.  Marshaling.  Secured Party shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, each Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of Secured Party’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured

Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.

19.  Indemnity and Expenses.

(a) Each Grantor agrees to indemnify Secured Party from and against all claims, lawsuits and liabilities (including reasonable out-of-pocket attorneys fees) growing out of or resulting from this Agreement (including, enforcement of this Agreement) or the Subordinated Note, except claims, losses or liabilities resulting from the gross negligence or willful misconduct of the Related Party seeking indemnification as determined by a final non-appealable order of a court of competent jurisdiction. This provision shall survive the termination of this Agreement and the Subordinated Note and the repayment of the Secured Obligations.

(b) Grantors, jointly and severally, shall, upon demand, pay to Secured Party all out of pocket costs and expenses which Secured Party may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or, upon an Event of Default, the sale of, collection from, or other realization upon, any of the Collateral in accordance with this Agreement and Subordinated Note, (iii) the exercise or enforcement of any of the rights of Secured Party hereunder or (iv) the failure by any of Grantors to perform or observe any of the provisions hereof.

20.  Merger, Amendments; Etc.  THIS AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES. No waiver of any provision of this Agreement, and no consent to any departure by any of Grantors herefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment of any provision of this Agreement shall be effective unless the same shall be in writing and signed by Secured Party and each of Grantors to which such amendment applies.

21.  Addresses for Notices.  All notices and other communications provided for hereunder shall be given in the form and manner and delivered to Secured Party at its address specified in the Subordinated Note, and to any of the Grantors at their respective addresses specified in the Subordinated Note, or, as to any party, at such other address as shall be designated by such party in a written notice to the other party.

22.  Continuing Security Interest: Assignments under Subordinated Note.  This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the Secured Obligations have been paid in full in cash and the Subordinated Note terminated in accordance with Section 9 thereof, (b) be binding upon each of Grantors, and their respective successors and assigns, and (c) inure to the benefit of, and be enforceable by, Secured Party, and its successors, transferees and assigns. Upon payment in full in cash of the Secured Obligations in accordance with the provisions of the Subordinated Note in accordance with Section 9 thereof, the Security Interest granted hereby shall terminate and this Agreement and all rights to the Collateral shall revert to Grantors or any other Person entitled thereto. At such time, Secured Party will authorize the filing of appropriate termination statements to terminate such Security Interests. No transfer or renewal, extension, assignment, or termination of this Agreement or the Subordinated Note, or any other instrument or document executed and delivered by any Grantor to Secured Party nor any additional Loans made by any Secured Party to Borrower, nor the taking of further security, nor the retaking or re-delivery of the Collateral to Grantors, or any of them, by Secured Party, shall release any of Grantors from any obligation, except a release or discharge executed in writing by Secured Party in accordance with the provisions of the Subordinated Note. Secured Party shall not by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder, unless such waiver is in writing and signed by Secured Party and then only to the extent therein set forth. A waiver by Secured Party of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which Secured Party would otherwise have had on any other occasion.

23.  GOVERNING LAW.  THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL

BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

24.  CONSENT TO JURISDICTION; SERVICE OF PROCESS AND VENUE.  EACH OF THE PARTIES HERETO AGREE THAT ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH GRANTOR HEREBY IRREVOCABLY ACCEPTS IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS; EACH GRANTOR HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES, AND DOCUMENTS IN ANY SUIT, ACTION, OR PROCEEDING BROUGHT IN THE UNITED STATES OF AMERICA ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT BY THE MAILING (BY REGISTERED MAIL OR CERTIFIED MAIL, POSTAGE PREPAID) OR DELIVERING OF A COPY OF SUCH PROCESS TO SUCH GRANTOR, C/O BORROWER, AT THE BORROWER’S ADDRESS FOR NOTICES AS SET FORTH IN THE SUBORDINATED NOTE. THE GRANTORS AGREE THAT A FINAL NONAPPEALABLE JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE SECURED PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY GRANTOR IN ANY OTHER JURISDICTION. EACH GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE JURISDICTION OR LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY GRANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH GRANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT.

25.  WAIVER OF JURY TRIAL, ETC.  EACH GRANTOR AND SECURED PARTY HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS, OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION THEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREES THAT ANY SUCH ACTION, PROCEEDINGS OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH GRANTOR CERTIFIES THAT NO OFFICER, REPRESENTATIVE, AGENT OR ATTORNEY OF SECURED PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SECURED PARTY OR ANY LENDER WOULD NOT, IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE FOREGOING WAIVERS. EACH GRANTOR HEREBY ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR SECURED PARTY ENTERING INTO THIS AGREEMENT.

26.  New Subsidiaries.  Each Grantor shall cause any new direct or indirect Subsidiary (whether by acquisition or creation) of any Grantor that becomes a Person comprising Borrower under the Subordinated Note shall execute and deliver in favor of Secured Party an instrument in the form of Annex 1 attached hereto. Upon the execution and delivery of Annex 1 by such new Subsidiary, such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any instrument adding an additional Grantor as a party to this Agreement shall not require the consent of any Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor hereunder.

27.  Intentionally Omitted.

28.  Miscellaneous.

(a) This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

(b) Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

(c) Headings used in this Agreement are for convenience only and shall not be used in connection with the interpretation of any provision hereof.

(d) The pronouns used herein shall include, when appropriate, either gender and both singular and plural, and the grammatical construction of sentences shall conform thereto.

(e) Unless the context of this Agreement clearly requires otherwise, the definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation,” whether or not so expressly stated in each such instance and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. References in this Agreement to “determination” by any Secured Party include estimates honestly made by such Secured Party (in the case of quantitative determinations) and beliefs honestly held by such Secured Party (in the case of qualitative determinations).

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Agreement by and through their duly authorized officers, as of the day and year first above written.

GRANTORS:	LOUD TECHNOLOGIES INC., a Washington corporation

By:	/s/ James T. Engen

Name:	James T. Engen

Title:	Chairman and President

MACKIE DESIGN INC.,
a Washington corporation

By:	/s/ James T. Engen

Name:	James T. Engen

Title:	President

SIA SOFTWARE COMPANY, INC.,
a New York corporation

By:	/s/ James T. Engen

Name:	James T. Engen

Title:	President

ST. LOUIS MUSIC, INC.,
a Missouri corporation

By:	/s/ James T. Engen

Name:	James T. Engen

Title:	President

SECURED PARTY:	SUN MACKIE LLC, a Delaware limited liability company

By:	/s/ Melissa Klafter

Name:	Melissa Klafter

Title:	Vice President

[SIGNATURE PAGE TO SUBORDINATED SECURITY AGREEMENT]

ANNEX 1 TO SECURITY AGREEMENT
FORM OF SUPPLEMENT

Supplement No.    (this “Supplement”) dated as of          , 20  , to the Security Agreement dated as of March   , 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), by each of the parties listed on the signature pages thereto and those additional entities that thereafter become parties thereto (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and EW GOLF HOLDING CORP., a Delaware corporation (together with its successors and assigns, if any, in such capacity “Secured Party”).

W I T N E S S E T H:

WHEREAS, that certain Senior Subordinated Promissory Note dated as of October 19, 2006 (as amended, restated, supplemented or otherwise modified from time to time, including all exhibits and schedules thereto, the “Subordinated Note”) executed by LOUD TECHNOLOGIES INC., a Washington corporation (“Borrower”) is issued in favor of the Secured Party and pursuant to the Subordinated Note, each of the Grantors listed on the signature pages thereto has guaranteed the obligations of the Borrower in favor of the Secured Party, and

WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Subordinated Note; and

WHEREAS, Grantors have entered into the Security Agreement in order to induce the Secured Party to make certain financial accommodations to Borrower; and

WHEREAS, pursuant to Section 26 of the Security Agreement, any new direct or indirect Subsidiary (whether by acquisition or creation) of any Grantor that becomes a Person composing Borrower under the Subordinated Note (each, a “New Grantor”) shall execute and deliver this Supplement in favor of Secured Party.

NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each New Grantor hereby agrees as follows:

1. In accordance with Section 26 of the Security Agreement, each New Grantor, by its signature below, becomes a “Grantor” under the Security Agreement with the same force and effect as if originally named therein as a “Grantor” and each New Grantor hereby (a) agrees to all of the terms and provisions of the Security Agreement applicable to it as a “Grantor” thereunder and (b) represents and warrants that the representations and warranties made by it as a “Grantor” thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, each New Grantor, as security for the payment and performance in full of the Secured Obligations, does hereby grant, assign, and pledge to Secured Party, a security interest in and security title to all assets of such New Grantor including, all property of the type described in Section 2 of the Security Agreement to secure the full and prompt payment of the Secured Obligations, including, any interest thereon, plus reasonable attorneys’ fees and expenses if the Secured Obligations represented by the Security Agreement are collected by law, through an attorney-at-law, or under advice therefrom. Schedule 1, “Copyrights”, Schedule 2, “Intellectual Property Licenses”, Schedule 3, “Patents”, Schedule 4, “Pledged Companies”, Schedule 5, “Trademarks”, Schedule 6, “Commercial Tort Claims”, Schedule 7, “Owned Real Property,” Schedule 8, “List of Uniform Commercial Code Filing Jurisdictions,” Schedule 9, “Owned Motor Vehicles” and Schedule 10, “Pledged Notes” attached hereto supplement Schedule 1, Schedule 2, Schedule 3, Schedule 4, Schedule 5, Schedule 6, Schedule 7, Schedule 8, Schedule 9, and Schedule 10 respectively, to the Security Agreement and shall be deemed a part thereof for all purposes of the Security Agreement. Each reference to a “Grantor” in the Security Agreement shall be deemed to include each New Grantor. The Security Agreement is incorporated herein by reference.

2. Each New Grantor represents and warrants to Secured Party that this Supplement has been duly executed and delivered by such New Grantor and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

3. This Supplement may be executed in multiple counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. Delivery of a counterpart hereof by facsimile transmission or by e-mail transmission shall be as effective as delivery of a manually executed counterpart hereof.

4. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

5. This Supplement, the construction, interpretation, and enforcement hereof and thereof, and the rights of the parties hereto and thereto with respect to all matters arising hereunder or thereunder or related hereto or thereto shall be determined under, governed by, and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each New Grantor and Secured Party have duly executed this Supplement to the Security Agreement as of the day and year first above written.

NEW GRANTORS:	[Name of New Grantor]

By:
Name:
Title:

[Name of New Grantor]

By:
Name:
Title:

SECURED PARTY:	SUN, MACKIE LLC a Delaware limited liability company

By:
Name:
Title:

SUPPLEMENT TO SECURITY AGREEMENT

EXHIBIT A

COPYRIGHT SECURITY AGREEMENT

This COPYRIGHT SECURITY AGREEMENT (this “Copyright Security Agreement”) is made as of this 18th day of March, 2008, among Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and SUN MACKIE LLC, a Delaware limited liability company, (together with its successors and assigns, if any, in such capacity “Secured Party”).

W I T N E S S E T H:

WHEREAS, that certain Senior Subordinated Promissory Note dated as of October 19, 2006 (as amended, restated, supplemented or otherwise modified from time to time, including all exhibits and schedules thereto, the “Subordinated Note”) executed by LOUD TECHNOLOGIES INC., a Washington corporation (“Borrower”) is issued in favor of the Secured Party and pursuant to the Subordinated Note, each of the Grantors listed on the signature pages thereto has guaranteed the obligations of the Borrower in favor of the Secured Party, and

WHEREAS, Secured Party is willing to issue the Subordinated Note, but only upon the condition, among others, that Grantors shall have executed and delivered to Secured Party, that certain Security Agreement of even date herewith (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”); and

WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Secured Party this Copyright Security Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantors hereby agree as follows:

6.  DEFINED TERMS.  All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement.

7.  GRANT OF SECURITY INTEREST IN COPYRIGHT COLLATERAL.  Each Grantor hereby grants to Secured Party, a continuing priority security interest in all of such Grantor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Copyright Collateral”):

(a) all of such Grantor’s Copyrights and Copyright Intellectual Property Licenses to which it is a party including those referred to on Schedule I hereto;

(b) all goodwill, trade secrets, proprietary or confidential information, technical information, procedures, formulae, quality control standards, designs, operating and training manuals, customer lists, and other General Intangibles with respect to the foregoing;

(c) all reissues, continuations or extensions of the foregoing; and

(d) all products and proceeds of the foregoing, including, any claim by such Grantor against third parties for past, present or future infringement of any Copyright or any Copyright licensed under any Intellectual Property License.

8.  SECURITY FOR SECURED OBLIGATIONS.  This Copyright Security Agreement and the Security Interest created hereby secures the payment and performance of all the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Copyright Security Agreement secures the payment of all amounts which constitute part of the Obligations and would be owed by Grantors, or any of them, to Secured Party, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

9.  SECURITY AGREEMENT.  The Security Interests granted pursuant to this Copyright Security Agreement are granted in conjunction with the Security Interests granted to Secured Party pursuant to the

Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Secured Party with respect to the Security Interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

10.  AUTHORIZATION TO SUPPLEMENT.  Grantors shall give Secured Party prompt notice in writing of any additional United States copyright registrations or applications therefor after the date hereof. Grantors hereby authorize Secured Party unilaterally to modify this Agreement by amending Schedule I to include any future United States registered copyrights or applications therefor of Grantors. Notwithstanding the foregoing, no failure to so modify this Copyright Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Secured Party’s continuing security interest in all Collateral, whether or not listed on Schedule I.

11.  COUNTERPARTS.  This Copyright Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. In proving this Copyright Security Agreement in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.

12.  CONSTRUCTION.  Unless the context of this Copyright Security Agreement clearly requires otherwise, the definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation,” whether or not so expressly stated in each such instance and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Copyright Security Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Copyright Security Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. References in this Copyright Security Agreement to “determination” by Secured Party include estimates honestly made by Secured Party (in the case of quantitative determinations) and beliefs honestly held by Secured Party (in the case of qualitative determinations). Any reference herein to the satisfaction or repayment in full of the Secured Obligations shall mean the repayment in full in cash (or cash collateralization in accordance with the terms hereof) of all Secured Obligations other than unasserted contingent indemnification Secured Obligations. Any requirement of a writing contained herein shall be satisfied by the transmission of a Record and any Record so transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

[signature page follows]

IN WITNESS WHEREOF, each Grantor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

GRANTORS:	LOUD TECHNOLOGIES INC., a Washington corporation

By: /s/ James T. Engen
Name: James T. Engen
Title: Chairman and President

MACKIE DESIGN INC., a Washington corporation

By: /s/ James T. Engen
Name: James T. Engen
Title: President

SIA SOFTWARE COMPANY, INC., a New York corporation

By: /s/ James T. Engen
Name: James T. Engen
Title: President

ST. LOUIS MUSIC, INC., a Missouri corporation

By: /s/ James T. Engen
Name: James T. Engen
Title: President

SECURED PARTY:	SUN MACKIE LLC, a Delaware limited liability company

By: /s/ Melissa Klafter
Name: Melissa Klafter
Title: Vice President

COPYRIGHT SECURITY AGREEMENT

EXHIBIT B

PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT (this “Patent Security Agreement”) is made this 18th day of March, 2008, among the Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and SUN MACKIE LLC, a Delaware limited liability company, (together with its successors and assigns, if any, in such capacity “Secured Party”).

W I T N E S S E T H:

WHEREAS, that certain Senior Subordinated Promissory Note dated as of October 19, 2006 (as amended, restated, supplemented or otherwise modified from time to time, including all exhibits and schedules thereto, the “Subordinated Note”) executed by LOUD TECHNOLOGIES INC., a Washington corporation (“Borrower”) is issued in favor of the Secured Party and pursuant to the Subordinated Note, each of the Grantors listed on the signature pages thereto has guaranteed the obligations of the Borrower in favor of the Secured Party, and

WHEREAS, Secured Party is willing to issue the Subordinated Note, but only upon the condition, among others, that Grantors shall have executed and delivered to Secured Party, that certain Security Agreement of even date herewith (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”); and

WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Secured Party this Patent Security Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

13.  DEFINED TERMS.  All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement.

14.  GRANT OF SECURITY INTEREST IN PATENT COLLATERAL.  Each Grantor hereby grants to Secured Party, a continuing priority security interest in all of such Grantor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Patent Collateral”):

(a) all of its Patents and Patent Intellectual Property Licenses to which it is a party including those referred to on Schedule I hereto;

(b) all goodwill, trade secrets, proprietary or confidential information, technical information, procedures, formulae, quality control standards, designs, operating and training manuals, customer lists, and other General Intangibles with respect to the foregoing;

(c) all reissues, continuations or extensions of the foregoing; and

(d) all products and proceeds of the foregoing, including, any claim by such Grantor against third parties for past, present or future infringement of any Patent or any Patent licensed under any Intellectual Property License.

15.  SECURITY FOR SECURED OBLIGATIONS.  This Patent Security Agreement and the Security Interest created hereby secures the payment and performance of all the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Patent Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Secured Party, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

16.  SECURITY AGREEMENT.  The Security Interests granted pursuant to this Copyright Security Agreement are granted in conjunction with the Security Interests granted to Secured Party pursuant to the

Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Secured Party with respect to the Security Interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

17.  AUTHORIZATION TO SUPPLEMENT.  If any Grantor shall obtain rights to any new patentable inventions or become entitled to the benefit of any patent application or patent for any reissue, division, or continuation, of any patent, the provisions of this Patent Security Agreement shall automatically apply thereto. Grantors shall give prompt notice in writing to Secured Party with respect to any such new patent rights as provided in the Security Agreement. Without limiting Grantors’ obligations under this Section 5, Grantors hereby authorize Secured Party unilaterally to modify this Agreement by amending Schedule I to include any such new patent rights of Grantors. Notwithstanding the foregoing, no failure to so modify this Patent Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Secured Party’s continuing security interest in all Collateral, whether or not listed on Schedule I.

18.  COUNTERPARTS.  This Patent Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. In proving this Patent Security Agreement in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.

7.  CONSTRUCTION.  Unless the context of this Patent Security Agreement clearly requires otherwise, the definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation,” whether or not so expressly stated in each such instance and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Patent Security Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Patent Security Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. References in this Patent Security Agreement to “determination” by Secured Party include estimates honestly made by Secured Party (in the case of quantitative determinations) and beliefs honestly held by Secured Party (in the case of qualitative determinations). Any reference herein to the satisfaction or repayment in full of the Secured Obligations shall mean the repayment in full in cash (or cash collateralization in accordance with the terms hereof) of all Secured Obligations other than unasserted contingent indemnification Secured Obligations. Any requirement of a writing contained herein shall be satisfied by the transmission of a Record and any Record so transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

[signature page follows]

IN WITNESS WHEREOF, each Grantor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

GRANTORS:	LOUD TECHNOLOGIES INC., a Washington corporation

By: /s/ James T. Engen
Name: James T. Engen
Title: Chairman and President

MACKIE DESIGN INC., a Washington corporation

By: /s/ James T. Engen
Name: James T. Engen
Title: President

SIA SOFTWARE COMPANY, INC., a New York corporation

By: /s/ James T. Engen
Name: James T. Engen
Title: President

ST. LOUIS MUSIC, INC., a Missouri corporation

By: /s/ James T. Engen
Name: James T. Engen
Title: President

SECURED PARTY:	SUN MACKIE LLC, a Delaware limited liability company

By: /s/ Melissa Klafter
Name: Melissa Klafter
Title: Vice President

PATENT SECURITY AGREEMENT

EXHIBIT C

PLEDGED INTERESTS ADDENDUM

This Pledged Interests Addendum, dated as of          , 200  , is delivered pursuant to Section 6 of the Security Agreement referred to below. The undersigned hereby agrees that this Pledged Interests Addendum may be attached to that certain Security Agreement, dated as of          , 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), made by the undersigned, together with the other Grantors named therein, to SUN MACKIE LLC, a Delaware limited liability company, as Secured Party. Initially capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Security Agreement or Subordinated Note. The undersigned hereby agrees that the additional interests listed on this Pledged Interests Addendum as set forth below shall be and become part of the Pledged Interests pledged by the undersigned to the Secured Party in the Security Agreement and any pledged company set forth on this Pledged Interests Addendum as set forth below shall be and become a “Pledged Company” under the Security Agreement, each with the same force and effect as if originally named therein.

The undersigned hereby certifies that the representations and warranties set forth in Section 4 of the Security Agreement of the undersigned are true and correct as to the Pledged Interests listed herein on and as of the date hereof.

[                    ]

By:
Name:
Title:

PLEDGED INTERESTS ADDENDUM

Percentage
	Name of Pledged	Number of	Class of	of Class	Certificate
Name of Pledgor	Company	Shares/Units	Interests	Owned	Nos.

PLEDGED INTERESTS ADDENDUM

EXHIBIT D

TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT (this “Trademark Security Agreement”) is made this 18th day of March, 2008, among Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and SUN MACKIE LLC, a Delaware limited liability company, (together with its successors and assigns, if any, in such capacity “Secured Party”).

W I T N E S S E T H:

WHEREAS, that certain Senior Subordinated Promissory Note dated as of October 19, 2006 (as amended, restated, supplemented or otherwise modified from time to time, including all exhibits and schedules thereto, the “Subordinated Note”) executed by LOUD TECHNOLOGIES INC., a Washington corporation (“Borrower”) is issued in favor of the Secured Party and pursuant to the Subordinated Note, each of the Grantors listed on the signature pages thereto has guaranteed the obligations of the Borrower in favor of the Secured Party, and

WHEREAS, Secured Party is willing to issue the Subordinated Note, but only upon the condition, among others, that Grantors shall have executed and delivered to Secured Party, that certain Security Agreement of even date herewith (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”); and

WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Secured Party this Trademark Security Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

19.  DEFINED TERMS.  All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement.

20.  GRANT OF SECURITY INTEREST IN TRADEMARK COLLATERAL.  Each Grantor hereby grants to Secured Party a continuing priority security interest in all of such Grantor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Trademark Collateral”):

(a) all of its Trademarks and Trademark Intellectual Property Licenses to which it is a party including those referred to on Schedule I hereto;

(b) all goodwill, trade secrets, proprietary or confidential information, technical information, procedures, formulae, quality control standards, designs, operating and training manuals, customer lists, and other General Intangibles with respect to the foregoing;

(c) all reissues, continuations or extensions of the foregoing;

(d) all goodwill of the business connected with the use of, and symbolized by, each Trademark and each Trademark Intellectual Property License; and

(e) all products and proceeds of the foregoing, including, any claim by such Grantor against third parties for past, present or future (i) infringement or dilution of any Trademark or any Trademark licensed under any Intellectual Property License or (ii) injury to the goodwill associated with any Trademark or any Trademark licensed under any Intellectual Property License.

21.  SECURITY FOR SECURED OBLIGATIONS.  This Trademark Security Agreement and the Security Interest created hereby secures the payment and performance of all the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Trademark Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Secured Party, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

22.  SECURITY AGREEMENT.  The Security Interests granted pursuant to this Copyright Security Agreement are granted in conjunction with the Security Interests granted to Secured Party pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Secured Party with respect to the Security Interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

23.  AUTHORIZATION TO SUPPLEMENT.  If any Grantor shall obtain rights to any new trademarks, the provisions of this Trademark Security Agreement shall automatically apply thereto. Grantors shall give prompt notice in writing to Secured Party with respect to any such new trademarks or renewal or extension of any trademark registration as provided in the Security Agreement. Without limiting Grantors’ obligations under this Section 5, Grantors hereby authorize Secured Party unilaterally to modify this Agreement by amending Schedule I to include any such new trademark rights of Grantors. Notwithstanding the foregoing, no failure to so modify this Trademark Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Secured Party’s continuing security interest in all Collateral, whether or not listed on Schedule I.

24.  COUNTERPARTS.  This Trademark Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. In proving this Trademark Security Agreement in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.

7.  CONSTRUCTION.  Unless the context of this Trademark Security Agreement clearly requires otherwise, the definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation,” whether or not so expressly stated in each such instance and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Trademark Security Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Trademark Security Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. References in this Trademark Security Agreement to “determination” by Secured Party include estimates honestly made by Secured Party (in the case of quantitative determinations) and beliefs honestly held by Secured Party (in the case of qualitative determinations). Any reference herein to the satisfaction or repayment in full of the Secured Obligations shall mean the repayment in full in cash (or cash collateralization in accordance with the terms hereof) of all Secured Obligations other than unasserted contingent indemnification Secured Obligations. Any requirement of a writing contained herein shall be satisfied by the transmission of a Record and any Record so transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

[signature page follows]

IN WITNESS WHEREOF, each Grantor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

GRANTORS:	LOUD TECHNOLOGIES INC., a Washington corporation

By: /s/ James T. Engen
Name: James T. Engen
Title: Chairman and President

MACKIE DESIGN INC., a Washington corporation

By: /s/ James T. Engen
Name: James T. Engen
Title: President

SIA SOFTWARE COMPANY, INC., a New York corporation

By: /s/ James T. Engen
Name: James T. Engen
Title: President

ST. LOUIS MUSIC, INC., a Missouri corporation

By: /s/ James T. Engen
Name: James T. Engen
Title: President

SECURED PARTY:	SUN MACKIE LLC, a Delaware limited liability company

By: /s/ Melissa Klafter
Name: Melissa Klafter
Title: Vice President

TRADEMARK SECURITY AGREEMENT